            As filed with the Securities and Exchange
                 Commission on December 28, 1998

                                                 File No. 2-85921
                                                        811-03829

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                Pre-Effective Amendment No. _____

                 Post-Effective Amendment No. 33                X

                             and/or

                  REGISTRATION STATEMENT UNDER
               THE INVESTMENT COMPANY ACT OF 1940

                         Amendment No. 31                       X
                        _________________

         ALLIANCE MORTGAGE SECURITIES INCOME FUND, INC.
       (Exact Name of Registrant as Specified in Charter)

      1345 Avenue of the Americas New York, New York 10105
       (Address of Principal Executive Office)  (Zip Code)

       Registrant's Telephone Number, including Area Code:
                         (800) 221-5672
                  _____________________________

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York 10105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                         Seward & Kissel
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)
         immediately upon filing pursuant to paragraph (b) on (date) pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1)
      X  on March 1, 1999 pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

    If appropriate, check the following box:

    ____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                      CROSS REFERENCE SHEET
                  (as required by Rule 404(c))

N-1A Item No.                           Location in Prospectuses
                                        (Caption)
PART A

    Item 1.   Front and Back Cover Pages..........Cover Pages

    Item 2.   Risk/Return Summary:
              Investments, Risks, and
              Performance.........................Risk/Return
                                                  Summary

    Item 3.   Risk/Return Summary:
              Fee Table...........................Risk/Return
                                                  Summary

    Item 4.   Investment Objectives,
              Principal Investment Strategies,
              And Related Risks...................Other
                                                  Information
                                                  About the
                                                  Fund's
                                                  Objectives,
                                                  Strategies, and
                                                  Risks

    Item 5.   Management's Discussion of
              Fund Performance....................Not Applicable

    Item 6.   Management, Organization,
              And Capital Structure...............Management of
                                                  the Fund

    Item 7.   Shareholder Information.............Purchase and
                                                  Sale of Shares

    Item 8.   Distribution Arrangements...........Distribution
                                                  Arrangements

    Item 9.   Financial Highlights
              Information.........................Financial
                                                  Highlights

PART B                                 Location in Statements
                                       Of Additional Information
                                       (Caption)

    Item 10.  Cover Page and
              Table of Contents...................Cover Page

    Item 11.  Fund History........................Description of
                                                  the Fund;
                                                  General
                                                  Information

    Item 12.  Description of the Fund And
              Its Investments and Risks...........Description of
                                                  the Fund

    ITEM 13.  Management of the Fund..............Management of
                                                  the Fund

    ITEM 14.  Control Persons and Principal
              Holders of Securities...............Management of
                                                  the Fund;
                                                  General
                                                  Information

    ITEM 15.  Investment Advisory and
              Other Services......................Management of
                                                  the Fund

    ITEM 16.  Brokerage Allocation and
              Other Practices.....................Portfolio
                                                  Transactions

    ITEM 17.  Capital Stock and Other
              Securities..........................General
                                                  Information

    ITEM 18.  Purchase, Redemption and Pricing
              of Shares...........................Purchase,
                                                  Redemption and
                                                  Repurchase of
                                                  Shares

    ITEM 19.  Taxation............................Dividends,
                                                  Distributions
                                                  and Taxes

    ITEM 20.  Underwriters........................General
                                                  Information

    ITEM 21.  Calculation of Performance
              Data................................General
                                                  Information

    ITEM 22.  Financial Statements................Financial
                                                  Statements;
                                                  Report of
                                                  Independent
                                                  Auditors

                          THE ALLIANCE
                           BOND FUNDS

                           PROSPECTUS

                          March 1, 1999


                      U.S. GOVERNMENT FUNDS
           --Alliance Short-Term U.S. Government Fund
                   --U.S. Government Portfolio
           --Alliance Limited Maturity Government Fund

                          MORTGAGE FUND
           --Alliance Mortgage Securities Income Fund

                        MULTI-MARKET FUND
                  --Multi-Market Strategy Trust
                        GLOBAL BOND FUNDS
        --Alliance North American Government Income Trust
            --Alliance Global Dollar Government Fund
            --Alliance Global Strategic Income Trust

                      CORPORATE BOND FUNDS
                   --Corporate Bond Portfolio
                   --Alliance High Yield Fund



The Alliance Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                        TABLE OF CONTENTS

                                                             PAGE


RISK/RETURN SUMMARY

GLOSSARY

DESCRIPTION OF THE FUNDS
    Investment Objectives and Policies
    Description of Investment Practices
    Additional Risk Considerations

MANAGEMENT OF THE FUNDS

PURCHASE AND SALE OF SHARES
    How The Funds Value Their Shares
    How To Buy Shares
    How to Exchange Shares
    How To Sell Shares

DIVIDENDS, DISTRIBUTIONS AND TAXES

DISTRIBUTION ARRANGEMENTS

GENERAL INFORMATION

FINANCIAL HIGHLIGHTS

The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds. Since 1971, Alliance has earned a reputation as a leader in the investment world with over $___ billion in assets under management as of December 31, 1998. Alliance provides investment management services to employee benefit plans for ___ of the FORTUNE 100 companies.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Bond Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

The Risk/Return Summary describes the Funds' objectives, principal investment strategies, risks, and fees. More detailed descriptions of the Funds can be found further back in the Prospectus. Please be sure to read the more complete descriptions of the Funds following this summary, including the risks associated with investing in the Funds, BEFORE you invest. Each of the Funds also may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

    -- how the Fund's average annual returns for one, five, and 10 years (or, if less, the life of the Fund) compare to those of a broad based securities market index; and

    -- changes in the Fund's performance from year to year over 10 years or, if less, the life of the Fund.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

Other important things for you to note:

    --   You may gain or lose money by investing in a Fund.

    -- An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit
         Insurance Corporation or any other government agency.

U.S. GOVERNMENT FUNDS

The U.S. Government Funds offer investors high current income consistent with the preservation of capital by investing primarily in U.S. Government securities.

ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

    -- OBJECTIVE: The Fund's investment objective is high current income consistent with the preservation of capital by investing primarily in a portfolio of U.S.
         Government securities.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests at least 65% of its total assets in U.S. Government securities, including repurchase agreements and forward commitments relating to U.S. Government securities. The Fund also may invest a portion of its assets in securities of non-governmental issuers. The Fund normally maintains an average dollar-weighted maturity of not more than three years

              PERFORMANCE INFORMATION AND BAR CHART

                        PERFORMANCE TABLE

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

U.S. GOVERNMENT PORTFOLIO

    -- OBJECTIVE: The Fund's investment objective is a high level of current income that is consistent with prudent investment risk.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in U.S. Government securities, including repurchase agreements and forward contracts relating to U.S. Government securities. The Fund also may invest in non-U.S. Government mortgage-related and asset-backed securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

ALLIANCE LIMITED MATURITY GOVERNMENT FUND

    -- OBJECTIVE: The Fund's investment objective is the highest level of current income consistent with low volatility of net asset value.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities. The Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on Alliance's assessment of relative yields on securities of different maturities and the expected effect of changes in interest rates on the market value of the Fund's portfolio. At all times, however, each of the Fund's securities has either a remaining maturity of not more than 10 years or a duration not exceeding that of a ten-year Treasury note.

         The Fund also may invest up to 35% of its total assets in:

         - high-quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;
         -    treasury securities issued by private issuers;
         - certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks with assets of more than $1 billion;
         - higher quality commercial paper or, if unrated, commercial paper issued by companies that have high quality debt issues outstanding; and
         -    high-quality debt securities of corporate issuers.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

MORTGAGE FUND

ALLIANCE MORTGAGE SECURITIES INCOME FUND

    -- OBJECTIVE: The Fund's investment objective is a high level of current income to the extent consistent with prudent investment risk.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests primarily in a diversified portfolio of mortgage-related securities, including collateralized mortgage obligations or CMO's. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

         The Fund also may invest up to 35% of its total assets in:

         -    U.S. Government securities;
         -    qualifying bank deposits;
         - prime commercial paper or, if unrated, commercial paper issued by companies that have high-quality debt issues outstanding;
         - high-grade debt securities secured by mortgages on commercial real estate or residential rental properties; and
         -    high-grade asset-backed securities.


              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

MULTI-MARKET FUND

ALLIANCE MULTI-MARKET STRATEGY TRUST

    -- OBJECTIVE: The Fund's investment objective is the highest level of current income that is available consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund invests in high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies.

         The Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. The Fund may use significant borrowings for leverage. The Fund also may:

         -    use derivatives strategies;
         - invest in prime commercial paper or unrated paper of equivalent quality;
         -    enter into repurchase agreements; and
         - invest in variable, floating, and inverse floating rate securities.


              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

GLOBAL BOND FUNDS

The Global Bond Funds offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

    -- OBJECTIVE: The Fund's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, or Mexico.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in debt securities issued or guaranteed by;
         (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada and Mexico; and (iii) the provincial governments of Canada and Mexico. The Fund also invests significantly in comparable Argentine debt securities. The Fund also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each countries' currency, but at least 25% of the Fund's investments are in U.S. Dollar-denominated securities. The average weighted maturity of the Fund's portfolio is expected to vary between one year or less and 30 years.

         The Fund may use significant borrowings for leverage.
         The Fund also may:
         -    use derivative strategies; and
         - invest in variable, floating, and inverse floating rate instruments.


              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                   1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

    -- OBJECTIVE: The Fund's investment objective is a high level of current income and, secondarily, capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in sovereign debt obligations. The Fund invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Fund limits its investments in sovereign debt obligations of any one country to no more than 25% of its total assets.

         The Fund may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed income securities.
         All of the Fund's investments will be in U.S. Dollar-denominated sovereign debt obligations and fixed income securities. The Fund also may invest up to 30% of its assets in emerging markets or developing countries, including Argentina, Brazil, Mexico, Morocco, the Philippines, Russia, and Venezuela.

         The average weighted maturity of the Fund's investments is:

         -    for U.S. fixed-income securities, nine to 15 years;
         - for non-U.S. fixed-income securities, 15 to 25 years; and
         - for sovereign debt obligations, longer than 25 years.

         The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage.
         The Fund also may:

         -    use derivatives strategies;
         -    invest in structured securities;
         - invest in fixed and floating rate loans to sovereign debt issuers;
         -    enter into repurchase agreements; and
         - invest in variable, floating, and inverse floating rate securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

ALLIANCE GLOBAL STRATEGIC INCOME TRUST

    -- OBJECTIVE: The Fund's investment objective is primarily a high level of current income and, secondarily, capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in fixed-income securities of U.S. and non-U.S. companies, U.S. Government and foreign government securities, and supranational entities. The Fund's foreign investments are generally denominated in foreign currencies. The Fund, however, generally seeks to hedge currency risk. The Fund normally invests at least 65% of its total assets in fixed-income securities of companies located in at least three countries, one of which may be the United States. The Fund limits its investments in any one foreign country to 25% of its total assets.

         The Fund invests at least 65% of its total assets in investment grade securities, but also may invest up to 35% of its assets in lower-rated securities. The average weighted maturity of the Fund's investments varies between five and 30 years.

         The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage.
         The Fund also may:

         -    use derivatives strategies;
         -    invest in structured securities;
         - invest in Eurodollar instruments and foreign currencies;
         - invest in asset-backed and mortgage-related securities;
         -    enter into repurchase agreements; and
         - invest in floating, variable, and inverse floating rate securities.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO

    -- OBJECTIVE: The Fund's investment objective is primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in investment grade corporate bonds. The Fund may invest up to 50% of its total assets in U.S. Dollar-denominated foreign debt securities, primarily corporate fixed-income securities and sovereign debt obligations. The Fund also may invest in income-producing equity securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

         The Fund pursues a more aggressive investment strategy than other corporate bond funds. The Fund's investments tend to have a relatively long average weighted maturity and duration. The Fund emphasizes both foreign corporate and sovereign debt obligations, as well as corporate bonds that are expected to benefit from improvements in their issuers' credit fundamentals.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

ALLIANCE HIGH YIELD PORTFOLIO

    -- OBJECTIVE: The Fund's investment objective is to achieve a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

    -- PRINCIPAL INVESTMENT STRATEGIES: The Fund primarily invests in high yield, below investment grade fixed-income securities, commonly known as "junk bonds." The Fund seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

              PERFORMANCE INFORMATION AND BAR CHART

                        Performance Table

                        1 Year    5 Years   10 Years
Class A
Class B
Class C
[Relevant Index]

                            Bar Chart

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

                         [INSERT CHART]

You should consider an investment in the Fund as a long-term investment. The Fund's returns will, however, fluctuate over shorter periods. For example, during the period shown in the bar chart, the Fund's:

BEST QUARTER was   up ___%, ________ quarter, 19__; and

WORST QUARTER was  down ___%, _________ quarter, 19__.

                   SUMMARY OF PRINCIPAL RISKS

The value of an investment in a Fund changes with the values of that Fund's investments. Many factors can affect those values. In this summary, we describe the principal risks that may affect a particular Fund's investments as a whole. These risks and the Funds subject to the risks appear in a chart at the end of this section. All of the Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This prospectus has additional descriptions of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." Those sections also include more information about the Funds, their investments, and related risks.

    -- INTEREST RATE RISK This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed-income debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. All of the Funds have interest rate risk. Increases in interest rates may cause the value of a Fund's investments to decline.

         Even Funds, such as the SHORT-TERM U.S. GOVERNMENT, U.S. GOVERNMENT, and LIMITED MATURITY GOVERNMENT, that invest a substantial portion of their assets in the highest quality debt securities, including U.S. GOVERNMENT SECURITIES, are subject to interest rate risk. Interest rate risk generally is greater for those Funds that invest a significant portion of their assets in LOWER-RATED SECURITIES or comparable UNRATED SECURITIES such as GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND, and HIGH YIELD.

         Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities, such as NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, and CORPORATE BOND. This risk is compounded for the Funds that invest a substantial portion of their assets in MORTGAGE-RELATED or OTHER ASSET-BACKED SECURITIES, such as SHORT-TERM U.S. GOVERNMENT and MORTGAGE SECURITIES INCOME. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the

         Funds must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, and CORPORATE BOND, which invest in debt securities paying no current interest, such as ZERO COUPON, PRINCIPAL-ONLY, and INTEREST-ONLY SECURITIES, or paying non-cash interest in the form of other debt securities (PAYMENT-IN-KIND SECURITIES).

    -- CREDIT RISK This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a DERIVATIVES contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Funds such as MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND, and HIGH YIELD that invest in LOWER-RATED SECURITIES. These debt securities and similar UNRATED SECURITIES (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.

         Funds such as GLOBAL DOLLAR GOVERNMENT and HIGH YIELD may be subject to greater credit risk because they invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Funds such as MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, and GLOBAL DOLLAR GOVERNMENT that invest in FOREIGN SECURITIES also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of SOVEREIGN DEBT, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

    -- MARKET RISK This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Funds are subject to this risk.

    -- FOREIGN RISK This is the risk of investments in issuers located in foreign countries. All Alliance Funds that invest in FOREIGN SECURITIES are subject to this risk, including LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND, and HIGH YIELD. These Funds' investments in

         FOREIGN SECURITIES may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

         Political, social, and economic changes in a particular country could result in increased risks for GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, which invest a substantial portion of their assets in SOVEREIGN DEBT OBLIGATIONS, including BRADY BONDS. The investments in emerging market countries of NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability. Funds such as MULTI-MARKET STRATEGY and NORTH AMERICAN GOVERNMENT INCOME that invest a significant portion of their assets in a specific geographic area like Europe or the Americas generally have more exposure to regional economic risks than Funds making foreign investments throughout the world's economies.

    -- CURRENCY RISK This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds such as LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL STRATEGIC INCOME and HIGH YIELD that invest in securities denominated in, and receiving revenues in, FOREIGN SECURITIES, are subject to currency risk.

    -- DIVERSIFICATION RISK Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risks. MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, and GLOBAL STRATEGIC INCOME are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Fund's net asset value. Similarly, a Fund that concentrates its investments in a particular industry, such as MULTI-MARKET STRATEGY, which invests at least 25% of its assets in the banking industry, could have increased risks because factors affecting that industry could have a more significant effect on the value of the Fund's investments.

    -- LEVERAGING RISK. When a Fund borrows money or otherwise leverages its Fund, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using REVERSE REPURCHASE AGREEMENTS, INVERSE FLOATING RATE INSTRUMENTS or DERIVATIVES, or by borrowing money.

    -- DERIVATIVES RISK. All Funds may use DERIVATIVES, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield, and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Funds that invest in STRUCTURED SECURITIES, such as GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, and CORPORATE BOND, could have increased derivatives risk.

    -- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these ILLIQUID SECURITIES at an advantageous price. All of the Funds are subject to liquidity risk because DERIVATIVES and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

    -- MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that they will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

                     PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund.
Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


FUND         INTEREST CREDIT  MARKET  FOREIGN  CURRENCY  DIVERSIFICA-  LEVERAGING  DERIVATIVES  LIQUIDITY  MANAGE-
               RATE    RISK    RISK    RISK      RISK      TION RISK      RISK        RISK        RISK    MENT RISK
               RISK
Short-Term
U.S.
Government       X       X       X                                                      X                     X

U.S.
Government       X       X       X                                                      X                     X

Limited
Maturity
Government       X       X       X                                          X           X           X         X

Mortgage
Securities
Income           X       X       X                                          X           X           X         X

Multi-Market
Strategy         X       X       X       X         X                        X           X           X         X

North American
Government
Income           X       X       X       X         X           X            X           X           X         X

Global Dollar
Government       X       X       X       X         X           X            X           X           X         X

Global
Strategic
Income           X       X       X       X         X           X            X           X           X         X

Corporate
Bond             X       X       X       X         X           X            X           X           X         X

High Yield       X       X       X       X         X           X            X           X           X         X

EXPENSE INFORMATION

    This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER TRANSACTION EXPENSES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

                                  CLASS A    CLASS B      CLASS B    CLASS C
                                  SHARES    SHARES(a)    SHARES(b)   SHARES

Maximum Sales Charge (Load)
Imposed on Purchases (as a
percentage of offering price)      4.25%      None         None       None

Maximum Deferred Sales Charge      None       3.0%         4.0%       1.0%
(Load) (as a percentage of                 during the   during the   during
original purchase price or                  1st year,    1st year,     the
redemption proceeds, whichever             decreasing   decreasing     1st
is lower)                                     1.0%         1.0%       year,
                                            annually     annually      0%
                                              to 0%        to 0%     there-
                                            after the    after the    after
                                            3rd year*   4th year**

Exchange Fee                       None       None         None       None

         (a)  For all Funds except Global Strategic Income and High Yield.
         (b)  For Global Strategic Income and High Yield.
         * Class B Shares automatically convert to Class A Shares after 6 years.
         ** Class B Shares automatically convert to Class A Shares after 8 years.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS) AND EXAMPLE

The examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% return each year and that the Fund's operating expenses stay the same. Your actual costs may be higher or lower.

                    OPERATING EXPENSES                                                     EXAMPLES

SHORT-TERM U.S.          CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
GOVERNMENT                                                                   A       B+       B++     C+      C++


                               27




Management Fees             %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =
Waiver and/or Expense
  Reimbursement +++
Net Expenses

                    OPERATING EXPENSES                                                     EXAMPLES


U.S. GOVERNMENT          CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
                                                                             A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

LIMITED MATURITY         CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
GOVERNMENT                                                                   A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

MORTGAGE SECURITIES      CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
INCOME                                                                       A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

MULTI-MARKET             CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
STRATEGY                                                                     A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

NORTH AMERICAN           CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
GOVERNMENT INCOME                                                            A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

GLOBAL DOLLAR            CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS


                               29




GOVERNMENT                                                                   A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

GLOBAL STRATEGIC         CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
INCOME                                                                       A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =
Waiver and/or Expense
  Reimbursement +++
Net Expenses

CORPORATE BOND           CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
                                                                             A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =

                    OPERATING EXPENSES                                                     EXAMPLES

SHORT-TERM U.S.          CLASS A    CLASS B   CLASS C                      CLASS    CLASS    CLASS   CLASS   CLASS
GOVERNMENT                                                                   A       B+       B++     C+      C++
  Management Fees           %          %         %      After 1st Yr.        $        $        $       $       $
  Rule 12b-1 Fees           %          %         %      After 3 Yrs.         $        $        $       $       $
  Other Expenses            %          %         %      After 5 Yrs.         $      $(a)     $(a)      $       $
                                                        After 10 Yrs.
Total Fund Operating        %          %         %
  Expenses                  =          =         =
Waiver and/or Expense
  Reimbursement +++
Net Expenses


+        Assumes redemption at end of period.
++       Assumes no redemption at end of period.
+++      Reflects Alliance's waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses.  The level of waiver or reimbursement may be changed upon 60 days' notice to the Fund.
(a)      Assumes Class B shares convert to Class A shares after 6 years, or, for Global Strategic Income and High
         Yield, 8 years.

                            GLOSSARY

This Prospectus uses the following terms.

TYPES OF SECURITIES

BONDS are fixed, floating, and variable rate debt obligations.

CONVERTIBLE SECURITIES are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

DEBT SECURITIES are bonds, debentures, notes, and bills.

EQUITY SECURITIES are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

FIXED-INCOME SECURITIES are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Funds' investment policies may be determined by Alliance to be of equivalent quality to those rated) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

FOREIGN GOVERNMENT SECURITIES are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

HIGHER QUALITY COMMERCIAL PAPER is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

INTEREST-ONLY OR IO SECURITIES are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the PRINCIPAL-ONLY OR PO CLASS, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, ZERO COUPON SECURITIES, which are debt securities issued without interest coupons.

LOWER-RATED SECURITIES are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

MORTGAGE-RELATED SECURITIES are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.
These securities include:

    -    ARMS, which are adjustable-rate mortgage securities;

    -    SMRS, which are stripped mortgage-related securities;

    -    CMOS, which are collateralized mortgage obligations;

    - GNMA CERTIFICATES, which are securities issued by the Government National Mortgage Association or GNMA;

    - FNMA CERTIFICATES, which are securities issued by the Federal National Mortgage Association or FNMA; and

    - FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

QUALIFYING BANK DEPOSITS are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

PRIME COMMERCIAL PAPER is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch, or Duff 1 by Duff & Phelps.

RULE 144A SECURITIES are securities that may be resold under Rule
144A under the Securities Act.

SOVEREIGN DEBT OBLIGATIONS are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. GOVERNMENT SECURITIES are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC.

RATING AGENCIES

DUFF & PHELPS is Duff & Phelps Credit Rating Company.

FITCH is Fitch IBCA, Inc.

MOODY'S is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 ACT is the Investment Company Act of 1940, as amended.

CODE is the Internal Revenue Code of 1986, as amended.

COMMISSION is the Securities and Exchange Commission.

DURATION is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

EXCHANGE is the New York Stock Exchange.

LIBOR is the London Interbank Offered Rate.

SECURITIES ACT is the Securities Act of 1933, as amended.

WORLD BANK is the commonly used name for the International Bank for Reconstruction and Development.

                    DESCRIPTION OF THE FUNDS

This section of the Prospectus provides a more complete description of the principal investment objectives, strategies, and risks of the Alliance Bond Funds. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note:
    - Additional discussion of the Funds' investments, including the risks of the investments that appear in bold type can be found in the discussion under DESCRIPTION OF INVESTMENT PRACTICES following this section.
    - The description of a Fund's risks may include risks defined in the SUMMARY OF PRINCIPAL RISKS above. Additional information about risks of investing in a Fund can be found in the discussions under ADDITIONAL RISK CONSIDERATIONS.
    - Additional descriptions of each Fund's strategies and investments, as well as other strategies and investments not described below, may be found in a Fund's Statement of Additional Information or SAI.
    - Except as noted, (i) the Fund's investment objectives are fundamental and cannot be changed without a shareholder vote and (ii) the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote.


INVESTMENT OBJECTIVES AND POLICIES

U.S. GOVERNMENT FUNDS

The U.S. Government Funds offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.


ALLIANCE SHORT-TERM U.S. GOVERNMENT FUND

Alliance Short-Term U.S. Government Fund seeks high current income consistent with the preservation of capital by investing primarily in a portfolio of U.S. Government securities. The Fund's investment objective is not fundamental. The Fund normally maintains an average dollar-weighted portfolio maturity of not more than three years and invests at least 65% of its total assets in U.S. Government securities, including repurchase agreements and forward commitments relating to U.S. Government securities.

The Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they may have higher levels of credit risk than do U.S. Government securities. Under its policies, the Fund is not obligated to dispose of any security whose credit quality falls below high quality.

The Fund also may:
    -    invest in certain SMRS;
    -    invest in VARIABLE, FLOATING, and INVERSE FLOATING RATE
         INSTRUMENTS;
    -    make SHORT SALES AGAINST THE BOX;
    - enter into various hedging transactions, such as INTEREST RATE SWAPS, CAPS, AND FLOORS;
    - purchase and sell FUTURES CONTRACTS for hedging purposes;
    - purchase and sell call and put OPTIONS ON FUTURES CONTRACTS or on SECURITIES, for hedging purposes or to earn additional income;
    -    enter into REPURCHASE AGREEMENTS OR REVERSE REPURCHASE
         AGREEMENTS; and
    -    purchase securities for future delivery; and
    -    make SECURED LOANS OF PORTFOLIO SECURITIES.


U.S. GOVERNMENT PORTFOLIO

U.S. Government Portfolio seeks a high level of current income that is consistent with prudent investment risk. As a matter of fundamental policy, the Fund pursues its objective by investing at least 65% of the value of its total assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. The Fund may invest the remaining 35% of its total assets in non-U.S. Government mortgage-related and asset-backed securities.

The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, are determined by Alliance to have undergone similar credit quality deterioration.

The Fund also may:
    -    enter into REPURCHASE AGREEMENTS and REVERSE REPURCHASE
         AGREEMENTS, FORWARD CONTRACTS, and DOLLAR ROLLS;
    - enter into various hedging transactions, such as INTEREST RATE SWAPS, CAPS, AND FLOORS;
    - purchase and sell FUTURES CONTRACTS for hedging purposes; and

    - purchase call and put OPTIONS on FUTURES CONTRACTS or on SECURITIES for hedging purposes.


ALLIANCE LIMITED MATURITY GOVERNMENT FUND

Alliance Limited Maturity Government Fund seeks the highest level of current income, consistent with low volatility of net asset value. As a matter of fundamental policy, the Fund normally has at least 65% of its total assets invested in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities.

In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note.

The Fund may invest up to 35% of its total assets in:

    - high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;
    -    treasury securities issued by private corporate issuers;
    -    qualifying bank deposits;
    - higher quality commercial paper or, if unrated, issued by companies that have high quality debt issues outstanding; and
    -    high quality debt securities of corporate issuers.

The Fund may invest up to 15% of its total assets in high-quality debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers. The amount of Fund investments in foreign debt securities will vary and may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

The Fund also may:
    -    enter into FUTURES CONTRACTS and purchase and write
         OPTIONS ON FUTURES CONTRACTS;
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    -    invest in EURODOLLAR INSTRUMENTS;

    -    purchase and write put and call OPTIONS on FOREIGN
         CURRENCIES;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    enter into REPURCHASE AGREEMENTS;
    -    use REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS; and
    -    make SECURED LOANS OF ITS PORTFOLIO SECURITIES.


MORTGAGE FUND

ALLIANCE MORTGAGE SECURITIES INCOME FUND

Alliance Mortgage Securities Income Fund seeks a high level of current income to the extent consistent with prudent investment risk. The Fund invests at least 65% of its assets in mortgage-related securities, including CMOs. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in these new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities.

The Fund may invest up to 35% of the value of its total assets in:
    -    U.S. Government securities;
    -    qualifying bank deposits;
    - prime commercial paper or, if unrated, issued by companies which have an outstanding high quality debt issue;
    - high grade debt securities secured by mortgages on commercial real estate or residential rental properties; and
    -    high grade asset-backed securities.

The Fund also may:
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities;
    - purchase put and call OPTIONS written by others and write covered put and call OPTIONS for hedging purposes;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    -    enter into INTEREST RATE FUTURES CONTRACTS;

    -    invest in VARIABLE FLOATING AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    enter into REPURCHASE AGREEMENTS;
    -    make LOANS OF PORTFOLIO SECURITIES.


MULTI-MARKET FUND

ALLIANCE MULTI-MARKET STRATEGY TRUST

Alliance Multi-Market Strategy Trust is a non-diversified investment company that offers investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. The Fund seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high quality debt securities having remaining maturities of not more than five years. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets.

In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance.

The Fund expects to invest in debt securities denominated in the Euro and the ECU, which is a "basket" consisting of specified amounts of currencies of certain of the member states of the European Union. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund maintains borrowings of approximately 25% of its net assets.

The Fund seeks to minimize investment risk by limiting its investments to debt securities of high quality and invests in:

    -    U.S. Government securities;
    -    high quality foreign government securities;
    - obligations issued by supranational entities and corporate debt securities having a high-quality rating;
    - certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and
    - prime commercial paper or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding high quality debt securities.

As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Fund also may:
    -    invest in INDEXED COMMERCIAL PAPER;
    -    enter into FUTURES CONTRACTS and purchase and write
         OPTIONS on FUTURES CONTRACTS;
    -    purchase and write put and call OPTIONS on FOREIGN
         CURRENCIES;

    -    purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE
         CONTRACTS;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    enter into REPURCHASE AGREEMENTS; and
    -    make SECURED LOANS OF ITS PORTFOLIO SECURITIES.


GLOBAL BOND FUNDS

The Global Bond Funds are non-diversified investment companies that offer investors a high level of current income through investments primarily in foreign government securities.

ALLIANCE NORTH AMERICAN GOVERNMENT INCOME TRUST

Alliance North American Government Income Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Fund invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years. The Fund maintains borrowings of approximately one-third of its net assets.

The Fund expects that it will not retain a debt security which is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund limits its investments in debt securities issued by the governmental entities of any one country, except for Argentine Government securities, to 10% of its total assets.

The Fund also may:
    - enter into FUTURES CONTRACTS and purchase and write OPTIONS on FUTURES CONTRACTS for hedging purposes;
    -    purchase and write put and call OPTIONS on FOREIGN
         CURRENCIES;
    -    purchase or sell FORWARD FOREIGN CURRENCY EXCHANGE
         CONTRACTS;
    - write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    enter into REPURCHASE AGREEMENTS; and
    -    make SECURED LOANS OF ITS PORTFOLIO SECURITIES.

ALLIANCE GLOBAL DOLLAR GOVERNMENT FUND

Alliance Global Dollar Government Fund seeks primarily a high level of current income and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects that, based upon current market conditions, the Fund's portfolio of U.S. fixed-income securities will have an average maturity range of approximately nine to 15 years and the Fund's portfolio of non-U.S. fixed-income securities will have an average maturity range of approximately 15 to 25 years. Alliance anticipates that the Fund's portfolio of sovereign debt obligations will have a longer average maturity.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Fund may also invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.

As of December 31, 1998, securities ratings (or equivalent
quality) of the Fund's securities were:
    -    A and above          %
    -    Baa or BBB           %
    -    Ba or BB             %
    -    B                    %

    -    CC                   %
    -    C                    %
    -    Non-rated            %

The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. The Fund may invest up to 30% of its total assets in securities or obligations of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. Alliance expects that these countries are now, or are expected at a future date to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. The Fund will limit investments in the sovereign debt obligations of each country (or of any other single foreign country) to less than 25% of its total assets.

Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay. The Fund will limit its investments in the sovereign debt obligations and corporate fixed-income securities of issuers in any other single foreign country to not more than 10% of its total assets.

The Fund also may:
    -    invest in STRUCTURED SECURITIES;
    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;
    -    invest in OTHER INVESTMENT COMPANIES;
    -    invest in WARRANTS;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS;
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities;
    -    enter into STANDBY COMMITMENT AGREEMENTS;
    - make SHORT SALES OF SECURITIES or maintain a short position;
    - write put and call OPTIONS on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;
    - purchase and sell exchange-traded OPTIONS on any securities index of the types of securities in which it may invest;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;

    -    enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR
         ROLLS;
    -    enter into REPURCHASE AGREEMENTS; and
    -    make SECURED LOANS OF ITS PORTFOLIO SECURITIES.

While it does not currently intend to do so, the Fund reserves the right to borrow an amount not to exceed one-third of the Fund's net assets.

ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust seeks primarily a high level of current income and secondarily capital appreciation.
The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund also may use derivative instruments to attempt to enhance income. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

The Fund normally invests at least 65% of its total assets in the fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund's investments in U.S. Government securities may include mortgage-related securities and zero coupon securities. The Fund's investments in fixed-income securities may include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities.

The Fund invests at least 65% of its total assets in investment grade securities and may invest up to 35% of its total assets in lower-rated securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets.

The Fund also may:
    -    invest in RIGHTS AND WARRANTS;
    -    invest in LOAN PARTICIPATIONS and ASSIGNMENTS;
    -    invest in FOREIGN CURRENCIES;

    - purchase and write put and call OPTIONS on securities and foreign currencies;
    -    purchase or sell FORWARD FOREIGN EXCHANGE CONTRACTS;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    invest in INDEXED COMMERCIAL PAPER;
    -    invest in STRUCTURED SECURITIES;
    - purchase and sell securities on a FORWARD COMMITMENT basis;
    -    enter into STANDBY COMMITMENTS;
    - enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts;
    -    invest in EURODOLLAR INSTRUMENTS;
    -    enter into INTEREST RATE SWAPS, CAPS, AND FLOORS; and
    - make SHORT SALES of securities or maintain a short position;
    -    enter into REVERSE REPURCHASE AGREEMENTS and DOLLAR
         ROLLS;
    -    enter into REPURCHASE AGREEMENTS;
    -    make loans of PORTFOLIO SECURITIES.

The Fund may borrow in order to purchase securities or make other investments, although it currently limits its borrowings to 25% of its total assets.

CORPORATE BOND FUNDS

CORPORATE BOND PORTFOLIO

The Corporate Bond Portfolio seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities that give promise of relatively attractive yields but do not involve substantial risk of loss of capital. The Fund invests at least 65% of its net assets in debt securities. Although the Fund invests at least 65% of its total assets in corporate bonds, it also may invest in securities of non-corporate issuers. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years.

The Fund follows an investment strategy that in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. The Fund's investments normally tend to have a relatively long average maturity and duration. The Fund places significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. In recent years the Fund frequently has experienced greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy.

The Fund's investments in fixed-income securities have no minimum rating requirement, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined to have undergone similar credit quality deterioration after purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The Fund may invest the remainder of its assets in lower-rated fixed-income securities. As of December 31, 1998, the Fund's investments were rated (or equivalent quality):

    -    A or above           %
    -    Baa or BBB           %
    -    Ba or BB             %
    -    B                    %
    -    CC                   %
    -    CCC                  %
    -    Unrated              %

The Fund may invest up to 50% of the value of its total assets in foreign debt securities, which will consist primarily of corporate fixed-income securities and sovereign debt obligations. The Fund invests no more than 15% of the its total assets in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within these limitations, the Fund has complete flexibility as to the types and relative proportions of securities in which it will invest. The Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. Substantially all of the Fund's investments, however, will be income producing.

The Fund also may:

    -    invest in STRUCTURED SECURITIES;
    - invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans;
    - for hedging purposes, purchase put and call OPTIONS written by others and write covered put and call OPTIONS;
    - for hedging purposes, enter into various hedging transactions, such as INTEREST RATE SWAPS, CAPS, AND FLOORS;
    -    invest in VARIABLE, FLOATING, AND INVERSE FLOATING RATE
         INSTRUMENTS;
    -    invest in ZERO COUPON and PAY-IN-KIND SECURITIES; and
    -    invest in CMOS and MULTI-CLASS PASS-THROUGH MORTGAGE-
         RELATED SECURITIES.


ALLIANCE HIGH YIELD FUND

Alliance High Yield Fund seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund pursues this objective by investing primarily in a diversified mix of high yield, below investment grade fixed-income securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality fixed-income securities. The Fund is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

The Fund normally invests at least 65% of its total assets in high yield fixed-income securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality. The Fund may invest not more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality.

As of December 31, 1998, the Fund's investments were rated (or equivalent quality):
    -    A and above          %
    -    Ba or BB             %
    -    B                    %

    -    CCC                  %
    -    Unrated              %

The Fund may invest a portion of its assets in foreign securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund also may invest in:
    -    U.S. Government securities;
    - certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;
    - commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;
    - corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 Moody's; and
    -    floating rate or master demand notes.

The Fund also may:
    -    invest in MORTGAGE-BACKED and ASSET-BACKED securities;
    - invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates;
    - enter into FORWARD COMMITMENTS for the purchase or sale of securities and purchase and sell securities on a WHEN-ISSUED or DELAYED DELIVERY basis;
    - write covered put and call OPTIONS on fixed-income securities, securities indices and foreign currencies and purchase put or call options on fixed-income securities, securities indices and foreign currencies;
    - purchase and sell FUTURES CONTRACTS and related OPTIONS on debt securities and on indices of debt securities;
    - enter into contracts for the purchase or sale of a specific currency for hedging purposes only;
    -    enter into REPURCHASE AGREEMENTS; and
    -    make LOANS OF PORTFOLIO SECURITIES.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes the investment practices of the Funds and risks associated with these practices. Unless otherwise noted, a Fund's use of any of these practices was specified the previous section.

DERIVATIVES. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool which, when used properly, can provide significant benefit to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. MULTI-MARKET STRATEGY, HIGH YIELD, and GLOBAL STRATEGIC INCOME, in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or
(ii) customized, privately negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments-
-options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

    - Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

    - Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

    - Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

    - Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under MORTGAGE-RELATED SECURITIES and OTHER ASSET-BACKED SECURITIES.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

    - Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

    - Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

    - Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

    - Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

    - Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

    - Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

DERIVATIVES USED BY THE FUNDS. The following describes specific derivatives that one or more of the Funds may use.

EURODOLLAR INSTRUMENTS. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. LIMITED MATURITY GOVERNMENT and GLOBAL STRATEGIC INCOME intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A Fund purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Fund may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S.
Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except for SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, will be used only for hedging purposes.

LIMITED MATURITY GOVERNMENT, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. MORTGAGE SECURITIES INCOME will not write or purchase options on futures contracts. Nor will LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME or GLOBAL STRATEGIC INCOME enter into a futures contract or, if otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, MORTGAGE SECURITIES INCOME and GLOBAL STRATEGIC INCOME will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

INTEREST RATE TRANSACTIONS (SWAPS, CAPS, AND FLOORS). Each Fund that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.

There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL STRATEGIC INCOME may enter into interest rate swaps involving payments in the same currency or in different currencies. SHORT-TERM U.S. GOVERNMENT, LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party is then rated in the highest rating category of at least one NRSRO. Each of MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME, and GLOBAL STRATEGIC INCOME will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has high quality debt securities outstanding.

The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

OPTIONS ON FOREIGN CURRENCIES. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

OPTIONS ON SECURITIES. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written. The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

SHORT-TERM U.S. GOVERNMENT, MORTGAGE SECURITIES INCOME, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND, and HIGH YIELD generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Fund may be illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. Neither MORTGAGE SECURITIES INCOME nor CORPORATE BOND will purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the Fund's total assets. Nor will either Fund write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.

OPTIONS ON SECURITIES INDICES. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

BRADY BONDS. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments, (iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

CONVERTIBLE SECURITIES. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

FORWARD COMMITMENTS. Forward commitments for the purchase or sale of securities may include purchases on a WHEN-ISSUED basis or purchases or sales on a DELAYED DELIVERY basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by LIMITED MATURITY GOVERNMENT, NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT or GLOBAL STRATEGIC INCOME if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of GLOBAL STRATEGIC INCOME and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

ILLIQUID SECURITIES. The Funds will limit their investments in illiquid securities to 15% of their net assets, except that the limit is 10% for MORTGAGE SECURITIES INCOME, MULTI-MARKET STRATEGY, AND NORTH AMERICAN GOVERNMENT INCOME, and 5% for SHORT-TERM U.S. GOVERNMENT. As a matter of fundamental policy, CORPORATE BOND cannot purchase illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and
(iii) repurchase agreements not terminable within seven days.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

INDEXED COMMERCIAL PAPER. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in indexed commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

INVESTMENT IN OTHER INVESTMENT COMPANIES. GLOBAL DOLLAR GOVERNMENT may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).

LOANS OF PORTFOLIO SECURITIES. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Lending of portfolio securities is limited to 50% of net assets for HIGH YIELD, 25% for SHORT-TERM U.S. GOVERNMENT and GLOBAL STRATEGIC INCOME, and 20% for LIMITED MATURITY GOVERNMENT, MORTGAGE SECURITIES INCOME, MULTI-MARKET STRATEGY, NORTH AMERICAN GOVERNMENT INCOME and GLOBAL DOLLAR GOVERNMENT.

LOAN PARTICIPATIONS AND ASSIGNMENTS. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND and HIGH YIELD, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME may invest up to 25%, and CORPORATE BOND may invest up to 15%, of their total assets, in loan participations and assignments.

MORTGAGE-RELATED SECURITIES. The Funds' investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees
of the underlying mortgage payments.   Private issuers sometimes
obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgaged-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities can also be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates. Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

OTHER ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

REPURCHASE AGREEMENTS. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

REVERSE REPURCHASE AGREEMENTS and DOLLAR ROLLS. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. SHORT-TERM U.S. GOVERNMENT may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, LIMITED MATURITY GOVERNMENT does not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL DOLLAR GOVERNMENT will not exceed 33% of its total assets less liabilities (other than amounts borrowed). GLOBAL STRATEGIC INCOME may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by GLOBAL STRATEGIC INCOME will not exceed 25% of its total assets.

RIGHTS AND WARRANTS. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and GLOBAL STRATEGIC INCOME may invest in rights and warrants, which are option securities permitting their holders to subscribe for other securities. GLOBAL DOLLAR GOVERNMENT may invest in warrants, and Global Strategic Income may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. GLOBAL STRATEGIC INCOME may invest up to 20% of its total assets in rights and warrants.

SHORT SALES. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. SHORT-TERM U.S. GOVERNMENT and GLOBAL DOLLAR GOVERNMENT each may make short sales only against the box and only for the purpose of deferring realization of gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to GLOBAL DOLLAR GOVERNMENT, and 10% of total assets, with respect to SHORT-TERM U.S. GOVERNMENT, would be held as collateral for short sales.

GLOBAL STRATEGIC INCOME may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.

In order to defer realization of gain or loss for U.S. federal income tax purposes, GLOBAL STRATEGIC INCOME may also make short sales "against the box" of securities which are eligible for such deferral. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20%, or 25% with respect to GLOBAL STRATEGIC INCOME, of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

STRUCTURED SECURITIES. Structured securities in which GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME, or foreign government securities, with respect to CORPORATE BOND. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. GLOBAL DOLLAR GOVERNMENT may invest up to 25% of its total assets, and GLOBAL STRATEGIC INCOME and CORPORATE BOND may invest without limit, in these types of structured securities.

VARIABLE, FLOATING AND INVERSE FLOATING RATE INSTRUMENTS. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

ZERO COUPON AND PRINCIPAL-ONLY SECURITIES. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).

GLOBAL STRATEGIC INCOME and CORPORATE BOND also may invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.

FUTURE DEVELOPMENTS. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

PORTFOLIO TURNOVER. The portfolio turnover rate for each Fund is included in the FINANCIAL HIGHLIGHTS section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

TEMPORARY DEFENSIVE POSITION. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations.

ADDITIONAL RISK CONSIDERATIONS

CURRENCY CONSIDERATIONS. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

EFFECTS OF BORROWING. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Fund's investments. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.

In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by MULTI-MARKET STRATEGY, GLOBAL STRATEGIC INCOME or NORTH AMERICAN GOVERNMENT INCOME could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

FIXED-INCOME SECURITIES. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

FOREIGN SECURITIES. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could also be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on NORTH AMERICAN GOVERNMENT INCOME'S investments in the securities of Canadian issuers or investments denominated in Canadian Dollars.

The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

INVESTMENT IN THE BANKING INDUSTRY. Due to its investment policies with respect to investments in the banking industry, MULTI-MARKET STRATEGY will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

INVESTMENT IN FIXED-INCOME SECURITIES RATED BAA AND BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

INVESTMENT IN LOWER-RATED FIXED-INCOME SECURITIES. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

UNRATED SECURITIES. Unrated securities will also be considered for investment by NORTH AMERICAN GOVERNMENT INCOME, GLOBAL DOLLAR GOVERNMENT, GLOBAL STRATEGIC INCOME, CORPORATE BOND and HIGH YIELD when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

SOVEREIGN DEBT OBLIGATIONS. No established secondary markets may exist for many of the sovereign debt obligations in which GLOBAL DOLLAR GOVERNMENT and GLOBAL STRATEGIC INCOME will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected, among other things, in its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. CORPORATE FIXED-INCOME SECURITIES. The U.S. corporate fixed-income securities in which GLOBAL DOLLAR GOVERNMENT and HIGH YIELD invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.

YEAR 2000 AND EURO. Many computer systems and applications in use today process transactions using two-digit date fields for the year of the transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "1900", which could result in processing inaccuracies and computer system failures. This is commonly known as the Year 2000 problem. In addition to the Year 2000 problem, the European Economic and Monetary Union has established a single currency, the Euro Currency ("Euro") that will replace the national currency of certain European countries effective January 1, 1999. Computer systems and applications must be adapted in order to be able to process Euro sensitive information accurately beginning in 1999. Should any of the computer systems employed by the Funds' major service providers fail to process Year 2000 or Euro related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. In addition, to the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem or the Euro, or prices of securities held by the Funds decline as a result of real or perceived problems relating to the Year 2000 or the Euro, the value of the Funds' shares may be materially affected.

With respect to the Year 2000, the Funds have been advised that Alliance, each Fund's investment adviser, Alliance Fund Distributors, Inc. ("AFD"), each Fund's principal underwriter, and Alliance Fund Services, Inc. ("AFS"), each Fund's registrar, transfer agent and dividend disbursing agent, (collectively, "Alliance"), began to address the Year 2000 issue several years ago in connection with the replacement or upgrading of certain computer systems and applications. During 1997, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. Alliance reports that it has completed its assessment of the Year 2000 issues on its domestic and international computer systems and applications. Currently, management of Alliance expects that the required modifications for the majority of its significant systems and applications that will be in use on January 1, 2000, will be completed and tested by the end of 1998. Full integration testing of these systems and testing of interfaces with third-party suppliers will continue through 1999. At this time, management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

With respect to the Euro, the Funds have been advised that Alliance has established a project team to assess changes that will be required in connection with the introduction of the Euro. Alliance reports that its project team has assessed all systems, including those developed or managed internally, as well as those provided by vendors, in order to determine the modifications that will be required to process accurately transactions denominated in Euro after 1998. At this time, management of Alliance expects that the required modifications for the introduction of the Euro will be completed and tested before the end of 1998. Management of Alliance believes that the costs associated with resolving this issue will not have a material adverse effect on its operations or on its ability to provide the level of services it currently provides to the Funds.

The Funds and Alliance have been advised by the Funds' Custodians that they are also in the process of reviewing their systems with the same goals. As of the date of this prospectus, the Funds and Alliance have no reason to believe that the Custodians will be unable to achieve these goals.

                     MANAGEMENT OF THE FUNDS

INVESTMENT ADVISER

Each Fund's Adviser is Alliance Capital Management, L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment manager supervising client accounts with assets as of December 31, 1998, totaling more than $___ billion (of which approximately $___ billion represented the assets of investment companies). Alliance's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The __ registered investment companies, with more than ___ separate portfolios, managed by Alliance currently have over three million shareholder accounts. As of December 31, 1998, Alliance was retained as an investment manager for employee benefit plan assets of __ of the FORTUNE 100 companies.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of net assets:

<BB=>
                                     FEE AS A PERCENTAGE     FISCAL YEAR
             FUND                      OF NET ASSETS *         ENDING

Short-Term U.S. Governments

U.S. Government Portfolio

Limited Maturity Government

Mortgage Securities Income

Multi-Market Strategy

North American Government Income

Global Dollar Government

Global Strategic Income

Corporate Bond Portfolio

High Yield

* Fees are stated net of waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

PORTFOLIO MANAGER

The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible, and each person's principal occupation during the past five years.

                         EMPLOYEE; TIME PERIOD;              PRINCIPAL
                             TITLE WITH ACMC              OCCUPATION DURING
       FUND                THE PAST FIVE YEARS

Short-Term U.S.         Patricia J. Young;                   Associated with
Government              since inception;                     Alliance
                        Senior Vice President

                        Jeffrey S. Phlegar; since            Associated with
                        1997; Senior Vice President          Alliance


U.S. Government         Wayne D. Lyski; since 1983;          Associated with
                        Senior Vice President                Alliance

                        Patricia J. Young; since 1997;       (see above)

                        Jeffrey S. Phelgar; since 1997;      (see above)


Limited Maturity        Patricia J. Young; since 1997;       (see above)
Government

                        Jeffrey S. Phelgar; since 1997;      (see above)

Mortgage Securities     Patricia J. Young; since 1997;       (see above)
Income

                        Jeffrey S. Phelgar; since 1997;      (see above)

Multi-Market            Douglas J. Peebles; since            Associated with
Strategy                inception; Senior Vice President     Alliance

North American          Wayne D. Lyski; since inception;     (see above)
Government Income

Global Dollar           Wayne D. Lyski; since inception;     (see above)
Government

Global Strategic        Wayne D. Lyski; since inception;     (see above)
Income

                        Douglas J. Peebles; since            (see above)
                        inception;

Corporate Bond          Wayne D. Lyski; since 1987;          (see above)

                        Paul J. DeNoon; since                Associated with
                        January 1992;                        Alliance
                        Vice President

High Yield              Wayne C. Tappe; since 1991;          Associated with
                        Senior Vice President                Alliance

                        Nelson Jantzen; since 1991;          Associated with
                        Senior Vice President                Alliance

PERFORMANCE OF A SIMILARLY MANAGED PORTFOLIO

Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of High Yield. Alliance since July 22, 1993, and prior thereto, Equitable Capital Management Corporation, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987. Wayne C. Tappe, who together with Nelson Jantzen is primarily responsible for the day-to-day management of High Yield, has been the person principally responsible for the day-to-day management of the Historical Portfolio since 1995.

The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of High Yield and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of September 30, 1998, the assets in the Historical Portfolio totalled approximately $571 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.

The Lipper High Current Yield Mutual Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of High Yield and the Historical Portfolio. This survey is published by Lipper Analytical Services, Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.

The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. Rates of return for High Yield Class A shares assume the imposition of the maximum 4.25% sales charge. The inception date for the Historical Portfolio and Lipper data is January 2, 1987 and for High Yield is April 22, 1997.

                         ANNUALIZED RATES OF RETURN
                       PERIODS ENDED DECEMBER 31, 1998

Portfolio/Benchmark     1 Year    3 Years     5 Years   10 Years   Inception
Historical Portfolio    %         %           %         %          %
Lipper High Current
Yield Mutual Funds
Average
High Yield


                         CUMULATIVE RATES OF RETURN
                      PERIODS ENDING DECEMBER 31, 1998

Portfolio/Benchmark     1 Year    3 Years     5 Years   10 Years   Inception
Historical Portfolio    %         %           %         %          %
Lipper High Current
Yield Mutual Funds
Average
High Yield

PURCHASE AND SALE OF SHARES

    HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4 p.m. Eastern time each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Fund's Directors or Trustees believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the next section of this Prospectus, DISTRIBUTION ARRANGEMENTS, for details.

    HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund
Distributors, Inc., or AFD.

    Minimum investment amounts are:

    -    Initial                            $250
    -    Subsequent                         $ 50
    -    Automatic Investment Program       $ 25

If you are an existing Fund shareholder, you may purchases shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application. The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

    HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m. Eastern time to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.


    HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, you cannot redeem your any portion of it until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

    SELLING SHARES THROUGH YOUR BROKER

Your broker must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

    SELLING SHARES DIRECTLY TO A FUND

BY MAIL

    - Send a signed letter of instruction or stock power form to AFS, along with certificates, to:

                  Alliance Fund Services, Inc.
                          P.O. Box 1520
                     Secaucus, NJ 07096-1520
                          800-221-5672

    - For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners.

BY TELEPHONE

    - You may redeem your shares for which no stock certificates have been issued by telephone request.
         Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

    -    A telephone redemption request must be made by 4:00 p.m.
         Eastern time for you to receive that day's NAV, less any applicable CDSC and, except for certain omnibus accounts, may be made only once per day.

    - If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

    - Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

    - Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

The Funds declare dividends on their shares each Fund business day. For Saturdays, Sundays, and holidays dividends will be as of the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or on the first day after that day if the day is not a business day.

Each Fund's income dividend and capital gains distribution, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a full credit or deduction for the amount of such taxes.

Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

U.S. FEDERAL INCOME TAXES

The Funds expect that distributions will consist either of net income (or short-term capital gains) or long-term capital gains. For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any capital gains distributions may be taxable to you as capital gains. A Fund's distributions also may be subject to certain state and local taxes.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes. Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

DISTRIBUTION ARRANGEMENT

SHARE CLASSES.  The Funds offer three classes of shares.

CLASS A SHARES--INITIAL SALES CHARGE ALTERNATIVE

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                            INITIAL SALES CHARGE

                                                               COMMISSION
                            AS % OF NET        AS % OF         TO DEALER/
                              AMOUNT           OFFERING       AGENT AS % OF
AMOUNT PURCHASED             INVESTED            PRICE       OFFERING PRICE

Up to $100,000                 4.44%             4.25%            4.00%
$100,000 up to $250,000        3.36%             3.25%            3.00%
$250,000 up to $500,000        2.30%             2.25%            2.00%
$500,000 up to $1,000,000      1.78%             1.75%            1.50%


You pay no initial sales charge on purchases of Class A Shares in the amount of $1,000,000, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

CLASS B SHARES--DEFERRED SALES CHARGE ALTERNATIVE

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within three years (four years in the case of Global Strategic Income and High Yield) after purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

GLOBAL STRATEGIC INCOME and HIGH YIELD:

Year Since Purchase          CDSC
First                        4.0%
Second                       3.0%
Third                        2.0%
Fourth                       1.0%
Fifth                        None

ALL OTHER FUNDS:

Year Since Purchase          CDSC
First                        3.0%
Second                       2.0%
Third                        1.0%
Fourth                       None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

CLASS C SHARES--ASSET-BASED SALES CHARGE ALTERNATIVE

You can purchase Class C shares at NAV without any initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

ASSET-BASED SALES CHARGE OR RULE 12B-1 FEES. Each Fund has adopted a plan under SEC Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                         Rule 12b-1 Fee
      (as a percent of Aggregate average daily net assets)

            Class A                         .30%
            Class B                        1.00%
            Class C                        1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV than Class A shares.

CHOOSING A CLASS OF SHARES. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C hares is $1,000,000. You should consult your financial agent to assist in choosing a class of Fund shares.

APPLICATION OF THE CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI or further information about CDSC waivers.

OTHER. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

GENERAL INFORMATION

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

SHAREHOLDER SERVICES. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

EMPLOYEE BENEFIT PLANS. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME. On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re Alliance North American Government Income Trust, Inc. Securities Litigation was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.

On September 26, 1996, the District Court granted defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to the Fund's hedging practices, the Fund's investments in certain mortgage-backed securities, and the risk and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar requests for class certification and damages as made in the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file the Amended Complaint and dismissed the case ("Second Decision").

On November 17, 1997, plaintiffs filed a notice of appeal of the Second Decision to the Court of Appeals. On October 15, 1998, the Court of Appeals affirmed in part and reversed in part the Second Decision. The Court of Appeals affirmed the District Court's denial of plaintiffs' motion for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made misrepresentations and omissions relating to the Funds' investments in certain mortgage-backed securities and in the Fund's marketing materials. The Court of Appeals reversed the District Court's decision to deny plaintiffs' motions for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made actionable misrepresentations and omissions relating to the Fund's hedging practices. The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

                      FINANCIAL HIGHLIGHTS


         The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial information for a single Fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by ______________, the Fund's independent auditors, whose report, along with Fund's financial statements, appears in the Statement of Additional Information, which is available upon request.



                           [To Follow]

For more information about the Funds, the following documents are available upon request:

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

The Fund's annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies.
The Funds' SAIs are incorporated by reference into (and is legally part of) this prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, by contacting your broker or other financial intermediary, or by contacting Alliance:

BY MAIL:           c/o Alliance Fund Services, Inc.
                   P.O. Box 1520
                   Secaucus, NJ 07096-1520

BY PHONE:          For Information:    (800) 221-5672
                   For Literature:     (800) 227-4618

Or you may view or obtain these documents from the Commission:

IN PERSON:         at the Commission's Public Reference Room in
                   Washington, D.C.

BY PHONE:          1-800-SEC-0330

BY MAIL:           Public Reference Section
                   Securities and Exchange Commission
                   Washington, DC 20549-6009
                   (duplicating fee required)

ON THE INTERNET:   www.sec.gov

                           APPENDIX A

BOND RATINGS

Moody's Investors Service, Inc.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future. Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1.   An application for rating was not received or accepted.
    2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.
    3. There is a lack of essential data pertaining to the issue or issuer.
    4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P.
Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.
D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

DUFF & PHELPS CREDIT RATING CO.

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- --High credit quality. Protection factors are strong.
Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.
DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP--Preferred stock with dividend arrearages.

FITCH IBCA, INC.

AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default.
The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

                           APPENDIX B

                       General Information
                      About Canada, Mexico
                          and Argentina

GENERAL INFORMATION ABOUT CANADA

Canada consists of a federation of ten Provinces and two federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.

The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.

Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On October 13, 1998 the Canadian Dollar-U.S. Dollar exchange rate was 1.5510:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.

GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth was sustained in 1996 and 1997, resulting in increases of 5.2% and 7.0%, respectively. The growth rate for the first half of 1998 was 5.4%. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. For the first eight months of 1998, the inflation rate fluctuated between 15.0% and 15.5% on an annualized basis. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996. At the end of the first nine months of 1998, the Peso-Dollar exchange rate decreased approximately 25% from the end of 1997.

Mexico has in the past imposed strict foreign exchange controls.
There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.
The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 68 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.

Shortly after taking office in 1989, the country's current
President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.

In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, gross domestic product has increased each year since 1991, with the exception of 1995. During 1997, gross domestic product increased an estimated 8.4% from 1996. Preliminary data indicate that during the first quarter of 1998 gross domestic product increased 6.9% from the first quarter of 1997. The rate of inflation is generally viewed to be under control. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.

In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since
January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

(LOGO)(R)                            ALLIANCE MORTGAGE SECURITIES
                                     INCOME FUND, INC.

________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey 07096-1520
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618
________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                         March 1, 1999

________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus that offers Class A, Class B and Class C shares of Alliance Mortgage Securities Income Fund, Inc. (the "Fund") and, if the Fund begins to offer Advisor Class shares, the Prospectus that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Fund currently does not offer Advisor Class shares. Copies of the Prospectus(es) of the Fund may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS

                                                             Page

Description of the Fund..................................
Management of the Fund...................................
Expenses of the Fund.....................................
Purchase of Shares.......................................
Redemption and Repurchase of Shares......................
Shareholder Services.....................................
Net Asset Value..........................................
Dividends, Distributions and Taxes.......................
Brokerage and Portfolio Transactions ....................
General Information......................................
Report of Independent Auditors and
  Financial Statements...................................
Appendix A (Mortgage-Related Securities).................     A-1
Appendix B (Futures Contracts)...........................     B-1
Appendix C (Certain Employee Benefit Plans)..............     C-1

_____________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

______________________________________________________________

                     DESCRIPTION OF THE FUND
______________________________________________________________

         Alliance Mortgage Security Income Fund, Inc. (the "Fund") is a diversified, open-end investment company. Except as otherwise indicated, the investment policies of the Fund are not designated "fundamental policies" and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to its shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

INVESTMENT OBJECTIVE

         The investment objective of the Fund is to provide shareholders with a high level of current income to the extent consistent with prudent investment risk.

HOW THE FUND PURSUES ITS OBJECTIVE

         In seeking to achieve its objective, the Fund will invest primarily in a diversified portfolio of mortgage-related securities, and, as a matter of fundamental investment policy, will have at least 65% of the value of its total assets invested in mortgage-related securities, except when the Fund assumes a temporary defensive position. This fundamental investment policy may not be changed without shareholder approval. For this purpose (and for the purpose of changing the Fund's investment restrictions and approving the Fund's advisory agreement, each as more fully described below), "shareholder approval" means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

         MORTGAGE-RELATED SECURITIES. The mortgage-related securities in which the Fund principally invests provide funds for mortgage loans made to residential home buyers. These include securities which represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled for sale to investors (such as the Fund) by various governmental, government-related and private organizations.

         Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities, such as securities issued by the Government National Mortgage Association ("GNMA"), are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment.

         The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. For pools of fixed-rate 30-year mortgages, common industry practice is to assume that prepayments will result in a 12-year average life. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The assumed average life of pools of mortgages having terms of less than 30 years, is less than 12 years, but typically not less than 5 years.

         Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. In periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Historically, actual average life has been consistent with the 12-year assumption referred to above. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of the Fund. The compounding effect from reinvestment of monthly payments received by the Fund will increase the yield to shareholders compared with bonds that pay interest semi-annually.

         The principal governmental (i.e., backed by the full faith and credit of the United States Government) guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages.

         Government-related (i.e., not backed by the full faith and credit of the United States Government) guarantors include the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government. The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the United States Government whose stock is owned by the twelve Federal Home Loan Banks. Participation certificates issued by FHLMC, which represent interests in mortgages from FHLMC's national portfolio, are guaranteed by FHLMC as to the timely payment of interest and ultimate collection of principal but are not backed by the full faith and credit of the United States Government.

         Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may also be the originators of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in the former pools. However, timely payment of interest and principal of these pools is supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers can meet their obligations under the policies. The Fund may buy mortgage-related securities without insurance or guarantees if through an examination of the loan experience and practices of the poolers, Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), determines that the securities meet the Fund's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. The Fund will not purchase mortgage-related securities or any other assets which in the Adviser's opinion are illiquid if, as a result, more than 10% of the value of the Fund's total assets will be illiquid. In any event, the Fund will not maintain more than 15% of its net assets in illiquid securities.

         The Fund expects under normal circumstances to have substantially all of its assets invested in high-grade mortgage-related securities either (i) issued by United States Government sponsored corporations or (ii) rated A or better by Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Ratings Services ("S&P") or, if not rated, are of equivalent investment quality as determined by the Adviser. At times the Fund may invest in mortgage-related securities not meeting the foregoing investment quality standards when deemed by the Adviser to be consistent with the Fund's objective of high current income to the extent consistent with prudent investment risk; however, no such investments would be made in excess of 20% of the value of the Fund's total assets. (Such investments would be considered mortgage-related securities for purposes of the policy that the Fund invest at least 65% of the value of its total assets in mortgage-related securities.) The Adviser will monitor continuously the ratings of securities held by the Fund and the creditworthiness of their issuers.

         SECURITIES RATINGS. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps Credit Rating Co. ("Duff & Phelps") and Fitch IBCA, Inc. ("Fitch") are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category. For further information about the characteristics of mortgage-related securities, see Appendix A and for a description of the ratings used by Moody's, S&P, Duff & Phelps and Fitch, see Appendix A to the Prospectus.

         Mortgage-related securities in which the Fund may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage-backed certificates, including, in many cases, certificates issued by government-related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage-backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC or any other governmental agency, or by any other person or entity. The issuers of CMOs typically have no significant assets other than those pledged as collateral for the obligations.

         The Fund also expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Adviser will, consistent with the Fund's investment objective, policies and quality standards, consider making investments in such new types of securities.

         OTHER SECURITIES. The Fund may invest up to 35% of the value of its total assets in (i) securities issued or guaranteed by the United States Government, its agencies and instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than $1 billion and which are members of the Federal Deposit Insurance Corporation, (iii) commercial paper of prime quality rated A-1 or higher by S&P, Duff & Phelps and Fitch or Prime-1 or higher by Moody's or, if not rated, issued by companies which have an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's, and (iv) debt securities which, although not mortgage-related securities, are secured by mortgages on commercial real estate or residential rental properties, provided such securities are rated A or better by Moody's or S&P or, if not rated, are of equivalent investment quality as determined by the Adviser; such securities may entitle the holder to participate in income derived from the mortgaged properties or from sales thereof. When business or financial conditions warrant, the Fund may take a temporary defensive position and invest without limit in the foregoing securities.

         ASSET-BACKED SECURITIES. The securitization techniques used to develop mortgage-related securities are now being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investments in mortgage-related securities discussed above.

         In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience unexpected levels of prepayments. As with mortgage-related securities, asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

         Each type of asset-backed security also entails unique risks, depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There have also been proposals to cap the interest rate that a credit card issuer may charge. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and the technical requirements of state laws, the trustee for the holders of the automobile receivables may not have a perfected security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by GNMA, the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by FNMA and FHLMC, and governmental CMOs. The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

         U.S. Government securities also include zero coupon securities and principal-only securities and certain Stripped Mortgage Related Securities ("SMRS"). In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an interest only ("IO") class and a principal only ("PO") class. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid.

         Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

         U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         DIRECT INVESTMENT IN MORTGAGES. The Fund may invest up to 10% of the value of its total assets directly in mortgages securing residential real estate (i.e., the Fund becomes the mortgagee). Such investments are not "mortgage-related securities" as described above. They are normally available from lending institutions which group together a number of mortgages for resale (usually from 10 to 50 mortgages) and which act as servicing agent for the purchaser with respect to, among other things, the receipt of principal and interest payments. (Such investments are also referred to as "whole loans.") The vendor of such mortgages receives a fee from the Fund for acting as servicing agent. The vendor does not provide any insurance or guarantees covering the repayment of principal or interest on the mortgages. Unlike pass-through securities, whole loans constitute direct investment in mortgages inasmuch as the Fund, rather than a financial intermediary, becomes the mortgagee with respect to such loans purchased by the Fund. At present, such investments are considered to be illiquid by the Adviser. The Fund will invest in such mortgages only if the Adviser has determined through an examination of the mortgage loans and their originators (which may include an examination of such factors as percentage of family income dedicated to loan service and relationship between loan value and market value) that the purchase of the mortgages should not present a significant risk of loss to the Fund. The Fund has no present intention of making any direct investments in mortgages.

         REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements pertaining to the types of securities in which it invests. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund maintains procedures for evaluating and monitoring the creditworthiness of vendors of repurchase agreements. In addition, the Fund requires continual maintenance of collateral, in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event that a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral, for the Fund's benefit.

Repurchase agreements may be entered into with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in United States Government securities. It is the Fund's current practice to enter into repurchase agreements only with such primary dealers.

         WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS. The Fund may purchase securities offered on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction.

         The use of when-issued transactions and forward commitments enables the Fund to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, the Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, the Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. However, if the Adviser were to forecast incorrectly the direction of interest rate movements, the Fund might be required to complete such when-issued or forward transactions at prices less favorable than current market values.

         When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments transactions only with the intention of actually receiving or delivering the securities, as the case may be. To facilitate such transactions, the Fund's custodian will maintain, in a separate account of the Fund, liquid assets having value equal to, or greater than, any commitments to purchase securities on a when-issued or forward commitment basis and, with respect to forward commitments to sell portfolio securities of the Fund, the portfolio securities themselves. If the Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. At the time the Fund makes the commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction and thereafter reflects the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation would be cancelled if the required conditions did not occur and the trade were cancelled. When-issued securities may include bonds purchased on a "when, as and if issued" basis under which the issuance of the securities depends upon the occurrence of a subsequent event, such as approval of a proposed financing by appropriate authorities. Any significant commitment of the Fund's assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

         PUTS AND CALLS. The Fund may purchase put and call options written by others and write covered put and call options overlying the types of securities in which the Fund may invest.
A put option (sometimes called a "standby commitment") gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in liquid assets, in a segregated account with its custodian. A put option written by the Fund is "covered" if the Fund maintains liquid assets with a value equal to the exercise price in a segregated account with its custodian, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates. A call option (sometimes called a "reverse standby commitment") gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price. The Fund will not purchase any option if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the value of its total assets; the Fund will not write any option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of its total assets.

         The Fund will purchase put and call options to provide protection against adverse price or yield effects from anticipated changes in prevailing interest rates. In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. By purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

         The Fund will seek additional return on its portfolio securities by writing put and call options covering the types of securities in which the Fund may invest. When the Fund writes a put option it maintains in a segregated account liquid assets in an amount adequate to purchase the underlying security should the put be exercised. When the Fund writes a call option it must own at all times during the option period either the underlying securities or an offsetting call option on the same securities. If a put option written by the Fund were exercised the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised the Fund would be obligated to sell the underlying security at the exercise price.

         The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described below. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.

         The Fund may dispose of an option which it has purchased by entering into a "closing sale transaction" with the writer of the option. A closing sale transaction terminates the obligation of the writer of the option and does not result in the ownership of an option. The Fund realizes a profit or loss from a closing sale transaction if the premium received from the transaction is more than or less than the cost of the option.

         The Fund may terminate its obligation to the holder of an option written by the Fund through a "closing purchase transaction." The Fund may not, however, effect a closing purchase transaction with respect to such an option after it has been notified of the exercise of such option. The Fund realizes a profit or loss from a closing purchase transaction if the cost of the transaction is more than or less than the premium received by the Fund from writing the option.

         The Fund generally purchases or writes options, other than options on futures, in negotiated transactions. The Fund effects such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser. The Adviser has also adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing purchase transaction at a time when the Adviser believes it would be advantageous to do so.

         INTEREST RATE TRANSACTIONS. The Fund may, without limit, enter into interest rate swaps and may purchase or sell interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund does not intend to use these transactions in a speculative manner. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into an interest rate swap on other than a net basis, the Fund would maintain a segregated account with its custodian in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. The Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is then rated in the highest rating category of at least one nationally recognized rating organization. The Adviser will monitor the creditworthiness of counterparties on an ongoing basis. If there were a default by such a counterparty, the Fund would have contractual remedies. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The Adviser has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not been developed and, accordingly, they are less liquid than swaps. To the extent the Fund sells (i.e., writes) caps and floors, it will maintain in a segregated account liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps or floors. The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these investment techniques were not used. Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

         There is no limit on the amount of interest rate swap transactions that may be entered into by the Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive. The Fund may purchase and sell (i.e., write) caps and floors without limitation, subject to the segregated account requirement described above.

         INTEREST RATE FUTURES CONTRACTS. The Fund also may enter into contracts for the future delivery of fixed-income securities commonly referred to as "interest rate futures contracts." These futures contracts will be used only as a hedge against anticipated interest rate changes. The Fund will not enter into an interest rate futures contract if immediately thereafter more than 5% of the value of the Fund's total assets will be committed to margin. The Fund will also not enter into an interest rate futures contract if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets. For a detailed discussion of futures contracts and the risks of investing therein, see Appendix B.

         LENDING OF PORTFOLIO SECURITIES. The Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions and receive collateral in the form of cash or United States Government obligations. Under the Fund's current practices (which are subject to change), the loaned collateral must be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In determining whether to lend securities to a particular broker-dealer or financial institution, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker-dealer or financial institution. The Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of either the Fund or the Adviser. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or distributions. The Fund may pay reasonable finders, administrative and custodial fees in connection with a loan.

         ILLIQUID SECURITIES. The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others,
(a) except as provided below, direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. See "Additional Investment Policies and Practices," below. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the clearance and settlement of transactions in unregistered securities of domestic and foreign issuers which is sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of securities.

         PORTFOLIO TURNOVER. The investment activities described above are likely to result in the Fund engaging in a considerable amount of trading of securities held for less than one year. Management anticipates that the annual turnover in the Fund will be approximately 600%. An annual turnover rate of 600% occurs, for example, when all the securities in the Fund's portfolio are replaced six times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains. See "Dividends, Distributions and Taxes" and "General Information--Portfolio Transactions."

   1940 ACT RESTRICTIONS

         Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Fund to incur related transaction costs and to realize taxable gains.

         Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company.

FUNDAMENTAL INVESTMENT POLICIES

         The following investment restrictions may not be changed without shareholder approval which means the affirmative vote of
(i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

         As a matter of fundamental policy, the Fund may not:
(i) invest more than 5% of the value of its total assets in the securities of any one issuer (other than U.S. Government securities), except that up to 25% of the value of the Fund's total assets may be invested without regard to this limitation;
(ii) invest more than 25% of the value of its total assets in the securities of issuers conducting their principal business activities in a single industry, except that this limitation shall not apply to investments in the mortgage and mortgage-finance industry (in which more than 25% of the value of the

Fund's total assets will, except for temporary defensive positions, be invested) or U.S. Government securities;
(iii) borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might require the untimely disposition of securities; borrowing in the aggregate may not exceed 15%, and borrowing for purposes other than meeting redemptions may not exceed 5% of the value of the Fund's total assets (including the amount borrowed) less liabilities (not including the amount borrowed) at the time the borrowing is made; outstanding borrowings in excess of 5% of the value of the Fund's total assets will be repaid before any subsequent investments are made; (iv) pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount of not more than 15% of the value of its total assets to secure borrowings for temporary or emergency purposes and except as provided in (vi) below, provided, however, that this limitation does not apply to deposits made in connection with the entering into and holding of interest rate futures contracts; (v) invest more than 10% of the value of its total assets in the aggregate in illiquid securities or other illiquid investments and repurchase agreements maturing in more than seven days; or
(vi) lend its portfolio securities if immediately after such a loan more than 20% of the value of the Fund's total assets would be subject to such loans.

         In addition, the Fund may not:

         1. Make loans except through (i) the purchase of qualified debt obligations referred to under "Investment
Objective and Policies," (ii) entry into repurchase agreements, and (iii) the lending of portfolio securities;

         2. (a) Purchase or sell real estate, except that it may invest in mortgage-related securities and whole loans and purchase and sell securities of companies which deal in real estate or interests therein; (b) invest in commodities or commodities contracts, except that it may invest in interest rate futures contracts; (c) invest in interests in oil, gas or other mineral exploration or development programs; (d) sell securities short or purchase securities on margin; (e) act as an underwriter of securities, except that, subject to investment restriction in the Prospectus, the Fund may acquire restricted securities under circumstances in which, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act; (f) invest in companies for the purpose of exercising control; (g) invest more than 10% of its total assets in securities of other investment companies, except securities acquired as a result of a merger, consolidation or acquisition of assets; and (h) own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company; and

         3. Borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount exceeding 5% of the value of the assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset average limit described above. See "1940 Act Restrictions."

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in values or net assets will not be considered a violation.

________________________________________________________________

                     MANAGEMENT OF THE FUND
________________________________________________________________

ADVISER

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international investment manager supervising client accounts with assets as of __________, 1999 totaling more than $___ billion (of which more than $___ billion represented the assets of investment companies). The Adviser's clients are primarily major corporate employee benefit funds, public employee retirement systems, investment companies, foundations and endowment funds. The __ registered investment companies managed by the Adviser, comprising ___ separate investment portfolios, currently have more than ___ million shareholders. As of ___________, 1999, the Adviser and its subsidiaries employed approximately _____ employees who operate out of domestic offices and the offices of subsidiaries in Bahrain, Bangalore, Cairo, Chennai, Hong Kong, Istanbul, Johannesburg, London, Luxembourg, Madrid, Moscow, Mumbai, New Delhi, Paris, Pune, Sao Paolo, Seoul, Singapore, Sydney, Tokyo, Toronto, Vienna and Warsaw. As of _________, 1999, the Adviser was retained as an investment manager for employee benefit plan assets of __ of the FORTUNE 100 companies.

         Alliance Capital Management Corporation ("ACMC"), the sole general partner of, and the owner of a 1% general partnership interest in the Adviser, is an indirect wholly-owned subsidiary of the Equitable Life Assurance Society of the United States ("Equitable"), one of the largest life insurance companies in the United States and a wholly-owned subsidiary of the Equitable Companies Incorporated ("ECI"). ECI is a holding company controlled by AXA-UAP ("AXA") a French insurance holding company which at March 1, 1998, beneficially owned approximately 59% of the outstanding voting shares of ECI. As of June 30, 1998, ACMC, Inc. and Equitable Capital Management Corporation, each a wholly-owned direct or indirect subsidiary of Equitable, together with Equitable, owned in the aggregate approximately 57% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests in the Adviser.

         AXA is a holding company for an international group of insurance and related financial services companies. AXA's insurance operations include activities in life insurance, property and casualty insurance and reinsurance. The insurance operations are diverse geographically, with activities principally in Western Europe, North America and the Asia/Pacific area. AXA is also engaged in asset management, investment banking, securities trading, brokerage, real estate and other financial services activities principally in the United States, as well as in Western Europe and the Asia/Pacific area.

         Based on information provided by AXA, as of March 31, 1998, more than 30% of the voting power of AXA was controlled directly and indirectly by FINAXA, a French holding company. As of March 31, 1998 approximately 74% of the voting power of FINAXA was controlled directly and indirectly by four French mutual insurance companies (the "Mutuelles AXA"), one of which, AXA Assurances I.A.R.D. Mutuelle, itself controlled directly and indirectly more than 42% of the voting power of FINAXA. Acting as a group, the Mutuelles AXA control AXA and FINAXA.

         Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers. Under the Advisory Agreement, the Fund pays a quarterly fee to the Adviser on the first business day of January, April, July and October equal to .1375 of 1%

(approximately .55 of 1% on an annual basis) of the net asset value of the Fund at the end of the previous quarter up to $500,000,000 and .125 of l% (approximately .50 of l% on an annual basis) of the Fund's net asset value in excess of $500,000,000 at the end of the previous quarter. For the fiscal years ended in 1996, 1997 and 1998, the Adviser received advisory fees of $5,441,943, $4,155,741 and $_________, respectively.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission (the "Commission") and with state regulatory authorities.)

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be provided to the Fund at cost and the payments specifically approved by the Funds Board of Directors. The Fund paid to the Adviser a total of $__________ in respect of such services during the fiscal year of the Fund ended in 1998.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement continues in effect for successive twelve-month periods (computed from each January 1), provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or interested persons as defined in the Investment Company Act of 1940, as amended (the "1940 Act") of any such party. Most recently, the continuance of the Advisory Agreement until December 31, 1999 was approved by a vote, cast in person, by the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for that purpose and held on October 15, 1998.

         The Advisory Agreement is terminable without penalty on 60 days' written notice, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment.

The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to the following registered investment companies: Alliance Institutional Reserves, Inc., AFD Exchange Reserves, The Alliance Fund, Inc., Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Multi-Market Strategy Trust, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance/Regent Sector Opportunity Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM

Managed Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

DIRECTORS AND OFFICERS

         The Directors and principal officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a director, trustee or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 53, Chairman of the Board, is the
President, Chief Operating Officer and a Director of ACMC, with which he has been associated since prior to 1993.

         RUTH BLOCK, 67, was formerly an Executive Vice President and the Chief Insurance Officer of Equitable. She is a Director of Ecolab Incorporated (specialty chemicals) and Amoco
Corporation (oil and gas).  Her address is P.O. Box 4623,
Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 69, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 56, has been the President of Historic Hudson Valley (historic preservation) since prior to 1993. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 66, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1993. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

         DR. JAMES M. HESTER, 74, is President of the Harry Frank
Guggenheim Foundation, with which he has been associated since prior to 1993.  He was formerly President of New York University,
____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

the New York Botanical Garden and Rector of the United Nations
University.  His address is 25 Cleveland Lane, Princeton, New
Jersey 08540.

         CLIFFORD L. MICHEL, 59, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1993. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 64, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         JOHN D. CARIFA, CHAIRMAN AND PRESIDENT, see biography, under "Directors" section, above.

         WAYNE D. LYSKI, SENIOR VICE PRESIDENT, 56, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1993.

         KATHLEEN A. CORBET, SENIOR VICE PRESIDENT, 38, is an
Executive Vice President of ACMC, with which she has been associated since July 1993. Prior thereto, she headed Equitable
Capital Management Corporation's Fixed Income Management
Department since prior to 1993.

         PATRICIA J. YOUNG, SENIOR VICE PRESIDENT, 43, is a
Senior Vice President of ACMC, with which she has been associated since 1993.

         JEFFREY S. PHLEGAR, VICE PRESIDENT, 31, is a Vice
President of ACMC, with which he has been associated since July
1993. Prior thereto, he was employed by Equitable Capital since prior to 1993.

         EDMUND P. BERGAN, JR., SECRETARY, 48, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1993.

         DOMENICK PUGLIESE, ASSISTANT SECRETARY, 37, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was a Vice President and Counsel of Concord Financial Holding Corporation since 1994 and Vice President and Associate General Counsel of Prudential Securities since prior to 1993.

         ANDREW L. GANGOLF, ASSISTANT SECRETARY, 44, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was Vice President and Assistant Secretary of Delaware Management Co., Inc.

         EMILIE D. WRAPP, ASSISTANT SECRETARY, 42, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1993.

         MARK D. GERSTEN, TREASURER AND CHIEF FINANCIAL OFFICER,
47, is a Senior Vice President of AFS, with which he has been associated since prior to 1993.

         JUAN RODRIGUEZ, CONTROLLER, 40, is an Assistant Vice
President of AFS, with which he has been associated since prior to 1993.

         CARLA LaROSE, ASSISTANT CONTROLLER, 34, is a Manager of
AFS, with which she has been associated since prior to 1993.

         JOSEPH J. MANTINEO, ASSISTANT CONTROLLER, 38, is a Vice
President of AFS with which he has been associated since prior to 1993.

         VINCENT S. NOTO, CONTROLLER, 33, is a Vice President of
AFS, with which he has been associated since prior to 1993.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended December 31, 1998, and the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex") and the total number of registered investment companies (and separate investment portfolios within those companies), in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                                                Total Number
                                                Total Number of of Investment
                                                Investment      Portfolios
                                                Companies in    Within the
                                                the Alliance    Alliance
                                  Total         Fund Complex,   Fund Complex,
                                  Compensation  Including the   Including the
                                  from the      Fund, as to     Fund, as to
                     Aggregate    Alliance Fund which the       which the
                     Compensation Complex,      Director is a   Director is
                     from         Including     Director or     a Director
Name of Director     the Fund     the Fund      Trustee         or Trustee
_________________    ____________ _____________ _____________   _____________

John D. Carifa       $ -0-        $ -0-              --              --
Ruth Block           $_____       $_____             --               --
David H. Dievler     $_____       $_____             --               --
John H. Dobkin       $_____       $_____             --               --
William H. Foulk, Jr.$_____       $_____             --              --
Dr. James M. Hester  $_____       $_____             --               --
Clifford L. Michel   $_____       $_____             --               --
Donald J. Robinson   $_____       $_____             --              --


         As of _________, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

________________________________________________________________

                      EXPENSES OF THE FUND
________________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services Agreement (the "Agreement") with Alliance Fund Distributors, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         Pursuant to the Rule 12b-1 Plan, the Fund pays to AFD a Rule 12b-1 distribution services fee, which may not exceed an annual rate of .30% of the Fund's aggregate average daily net assets attributable to the Class A shares, 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares and 1.00% of the Fund's aggregate average daily net assets attributable to the Class C shares, for distribution expenses. The Rule 12b-1 Plan provides that a portion of the distribution services fee in an amount not to exceed .25% of the aggregate average daily net assets of the Fund attributable to each class of shares constitutes a service fee used for personal service and/or the maintenance of shareholder accounts.

         During the Fund's fiscal year ended December 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $__________, which constituted approximately ___% of the average daily net assets attributable to Class A shares during such fiscal year, and the Adviser made payments from its own resources as described above aggregating $__________. Of the $_____________ paid by the Fund and the Adviser with respect to Class A shares under the Agreement, $__________ was spent on advertising, $___________ on the printing and mailing of prospectuses for persons other than current shareholders, $_____________ for compensation to broker-dealers and other financial intermediaries (including $___________ to the Fund's Principal Underwriter), $_____________ for compensation to sales personnel, and $__________ was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended December 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $____________, which constituted approximately __% of the Fund's average daily net assets attributable to Class B shares during such fiscal year, and the Adviser made payments from its own resources as described above aggregating $______.
Of the $_____________ paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $___________ was spent on advertising, $________ on the printing and mailing of prospectuses for persons other than current shareholders, $___________ for compensation to broker-dealers and other financial intermediaries (including $_________ to the Fund's Principal Underwriter), $__________ for compensation to sales personnel, $____________ was spent on the printing of sales literature, travel, entertainment, due diligence, other promotional expenses and $____________ was spent on interest on Class B shares financing. The additional $_________ in payments to the Principal Underwriter will be carried forward and offset against future distribution service fees payable under the Rule 12b-1 Plan.

         During the Fund's fiscal year ended December 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $__________, which constituted __% of the Fund's average daily net assets attributable to Class C shares during such fiscal year, and the Adviser made payments from its own resources as described above aggregating $__________. Of the $___________ paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class C shares under the Agreement, $____________ was spent on advertising, $_________ on the printing and mailing of prospectuses for persons other than current shareholders, $________ for compensation to broker-dealers and other financial intermediaries (including $_________ to the Fund's Principal Underwriter), $________ for compensation to sales personnel, $_______ was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $_______ was spend on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charge and distribution services fee on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares and that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         The Rule 12b-1 Plan provides that AFD will use the distribution services fee received from the Fund in its entirety for payments (i) to compensate broker-dealers or other persons for providing distribution assistance, (ii) to otherwise promote the sale of shares of the Fund and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to the Fund's shareholders. In this regard, some payments under the Rule 12b-1 Plan are used to compensate financial intermediaries with trail or maintenance commissions in an amount equal to .25%, annualized, with respect to Class A shares and Class B shares, and 1.00%, annualized, with respect to Class C shares, of the assets maintained in the Fund by its customers. Distribution services fees received from the Fund with respect to Class A shares will not be used to pay any interest expenses, carrying charges or other financing costs or allocation of overhead of AFD. Distribution services fees received from the Fund, with respect to Class B and Class C shares, may be used for these purposes. The Rule 12b-1 Plan also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares. The Fund is not obligated under the Rule 12b-1 Plan to pay any distribution services fee in excess of the amounts set forth above. With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from Contingent Deferred Sales Charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares for the Fund, were, as of that time $________ (___% as a percentage of Net Assets of Class B Shares) and $_________ (___% as a percentage of Net Assets of Class C Shares), respectively.

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         Under the Agreement, the Treasurer of the Fund reports the amounts expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made to the Directors of the Fund for their review on a quarterly basis. Also, the Agreement provides that the selection and nomination of Directors who are not interested persons of the Fund (as defined in the 1940 Act) are committed to the discretion of such disinterested Directors then in office.

         The Agreement became effective on July 22, 1992, with respect to Class A shares and Class B shares, and was amended as of April 30, 1993 to permit the distribution of Class C shares and September 30, 1996 to permit the distribution of Advisor Class shares.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each January 1) with respect to each class of the Fund, provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and in either case, by a majority of the Directors of the Fund who are not parties to this Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Directors approved the continuance of the Agreement until December 31, 1999 at their meeting held on October 15, 1998.

         In the event that the Agreement is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         All material amendments to the Agreement must be approved by a vote of the Directors or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval; and the Agreement may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the class or classes affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the disinterested Directors as defined in the 1940 Act, or (b) by the Principal Underwriter. To terminate the Agreement, any party must give the other party 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior written notice to the Principal Underwriter. The Agreement will terminate automatically in the event of its assignment.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected.

   TRANSFER AGENCY

         Alliance Fund Services, Inc., an indirect wholly-owned subsidiary of the the Adviser, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders for each of the Class A, Class B, Class C and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the addition costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended December 31, 1998, the Fund paid Alliance Fund Services, Inc. $_________ pursuant to the Transfer Agency Agreement.

________________________________________________________________

                       PURCHASE OF SHARES
________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under "Purchase and Sale of Shares--
How to Buy Shares."

GENERAL

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge

("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares) or (iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives, or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the

Fund's shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A shares and Advisor Class shares, as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents, or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time. The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value.) If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, stock certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents, in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of the Fund and/or other Alliance Mutual Funds, as defined below, during a specific period of time. On some occasions such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to urban or resort locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders and the Class A shareholders, the Class B shareholders and the Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and
Class C Shares**
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

         The alternative purchase arrangements available with respect to Class A, Class B and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix C for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the Fund's fiscal years ended December 31, 1998, 1997 and 1996, the aggregate amount of underwriting commission payable with respect to shares of the Fund in each year was $_________, $161,344 and $262,789, respectively. Of that amount, the Principal Underwriter received $______, $3,059 and $10,808, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $___, $42 and $-0-, respectively, on Class A shares, $________, $98,198 and $385,449, respectively, on Class B shares, and $_________, $7,666 and $2,401, respectively, on Class C shares.

CLASS A SHARES

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          Sales Charge

                                                 Discount or
                                                 Commission
                                    As % of      to Dealers
                        As % of     the          or Agents
                        Net         Public       As % of
Amount of               Amount      Offering     Offering
Purchase                Invested    Price        Price
________                ________    ________     ____________

Less than
   $100,000             4.44%       4.25%        4.00%
$100,000 but
    less than
    $250,000            3.36        3.25         3.00
$250,000 but
    less than
    $500,000            2.30        2.25         2.00
$500,000 but
    less than
    $1,000,000*         1.78        1.75         1.50

____________________

* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends and distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Set forth below is an example of the method of computing the offering price of the Class A shares. The example assumes a purchase of Class A shares of the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth above at a price based upon the net asset value of Class A shares of the Fund on December 31, 1998.

         Net Asset Value per Class A
            Share at December 31, 1998 $_____

         Per Share Sales Charge - 4.25%
            of offering price   (4.44%
            of net asset value per share)                     .__
         Class A Per Share Offering Price                  $_____
           to the Public                               =====

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved; or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc

Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
  Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

              (i)   the investor's current purchase;

              (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

              (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs the Statement of Intention; however, the 13-month period during which the Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will be necessary to invest only a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of the sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and (ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliate or agent, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and (vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension (SEP) contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

CLASS B SHARES

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on the Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase, set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                        Contingent Deferred Sales Charge as a %
Year Since Purchase     of Dollar Amount Subject to Charge

First                                  3.0%
Second                                 2.0%
Third                                  1.0%
Fourth and thereafter                  None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares."

         In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

CONVERSION OF ADVISOR CLASS SHARES TO CLASS A SHARES

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment advisory or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically and without notice to the shareholder, other than the notice contained in the Advisor Class Prospectus and this Statement of Additional Information, to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee and have a higher expense ratio than Advisor Class shares. As a result, Class A shares may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his or her Advisor Class shares, which would constitute a taxable event under federal income tax law.

_____________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A shares, Class B shares or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his or her shares, assuming the shares constitute capital assets in his or her hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by EFT to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTION--GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern Time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's net asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_____________________________________________________________

                      SHAREHOLDER SERVICES
_____________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre- authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

EXCHANGE PRIVILEGE

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges.

         Exchanges may be made by telephone or written request.
Telephone exchange requests must be received by Alliance Fund
Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purposes of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request.
Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's Prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder, and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at 800-221-5672 before 4:00 p.m. Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Fund being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

              Alliance Fund Services, Inc.
              Retirement Plans
              P.O. Box 1520
              Secaucus, N.J.  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contributions to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B shares or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(b)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation, minimum $25 per pay period, may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

SYSTEMATIC WITHDRAWAL PLAN

         GENERAL. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B Shares and Class C Shares.
Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on his or her Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

STATEMENTS AND REPORTS

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

CHECKWRITING

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against
Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

______________________________________________________________

                         NET ASSET VALUE
______________________________________________________________

         The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United

States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups-of securities and any developments related to specific securities.

          All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Fund's net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid-and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_____________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_____________________________________________________________

         The Fund intends to qualify for each taxable year for tax treatment as a "regulated investment company" under the Code. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relates solely to federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details and for the application of state and local tax laws to his or her particular situation.

         In order to qualify as a regulated investment company, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currency. In addition, the Fund will qualify as a regulated investment company for any taxable year only if it satisfies the diversification requirements set forth in the Fund's Prospectus under the heading "Additional Investment Considerations--Non-Diversified Status."

         The Fund intends to declare and distribute dividends in the amounts and at the time necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year,
(ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year (or December 31 if elected by the Fund), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these shareholders for the year declared, and not for the subsequent calendar year in which the shareholders actually receive the dividend.

         Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

         Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to the shareholder, would be taxable to the shareholder as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's
Common Stock.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participations under applicable tax rules without regard to the character of the income earned by the qualified plan.

         The Fund may be required to withhold United States federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other types of shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's United States federal income tax liability or refunded.

         The foregoing discussion relates only to U.S. federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

         Certain listed options and regulated futures contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss.

         For federal income tax purposes, when over-the-counter put and call options which the Fund has purchased expire unexercised, the premiums paid by the Fund give rise to short- or long-term capital losses at the time of expiration (depending on the length of time the Fund held the put or call). When put and call options written by the Fund expire unexercised, the premiums received by the Fund give rise to short-term capital gains at the time of expiration. When the Fund exercises a call, the purchase price of the security purchased is increased by the amount of the premium paid by the Fund. When the Fund exercises a put, the proceeds from the sale of the related security are decreased by the premium paid. When a put or call written by the Fund is exercised, the purchase price (selling price in the case of a call) of the security is decreased (increased in the case of a call) for tax purposes by the premium received. There may be short- or long-term gains and losses associated with closing purchase or sale transactions.

         Any option, futures contracts, interest rate swap, cap or floor, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions.

_____________________________________________________________

              BROKERAGE AND PORTFOLIO TRANSACTIONS
_____________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriter; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund, and brokerage commissions are payable with respect to transactions in exchange-traded interest rate futures contracts. During the fiscal years ended December 31, 1998, 1997 and 1996 the Fund incurred no brokerage commissions.

         The Adviser makes the Fund's portfolio decisions and determines the brokers or dealers to be used in each specific transaction. Most of the Fund's transactions, including transactions in listed securities, are executed in the over-the-counter market by approximately fifteen (15) principal market maker dealers with whom the Adviser maintains regular contact. Most transactions made by the Fund will be principal transactions at net prices and the Fund will incur little or no brokerage costs. Where possible, securities will be purchased directly from the issuer or from an underwriter or market maker for the securities unless the Adviser believes a better price and execution is available elsewhere. Purchases from underwriters of newly-issued securities for inclusion in a portfolio usually will include a concession paid to the underwriter by the issuer and purchases from dealers serving as market makers will include the spread between the bid and asked price.

         The Fund has no obligation to enter into transactions in portfolio securities with any broker, dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one broker or dealer, the Adviser may, in its discretion, purchase and sell securities through brokers and dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

_____________________________________________________________

                       GENERAL INFORMATION
_____________________________________________________________

CAPITALIZATION

         The Fund is a Maryland corporation organized in 1983. The authorized capital stock of the Fund currently consists of 600,000,000 shares of Class A Common Stock, $.01 par value, 600,000,000 shares of Class B Common Stock, $.01 par value, 600,000,000 shares of Class C Common Stock, $.01 par value, and 600,000,000 shares of Advisor Class Common Stock, $.01 par value. Class A, Class B, Class C and Advisor Class shares each represent
interests in the assets of the Fund.   The Fund's Board of
Directors may, without shareholder approval, increase or decrease the number of authorized but unissued shares of the Fund's Class A, Class B, Class C and Advisor Class Common Stock. The Board of Directors is also authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Any issuance of shares of another series would be governed by the 1940 Act and the laws of the State of Maryland.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series. Class A, Class B and Class C shares of the Fund have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 Plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in this Statement of Additional Information.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         Procedures for calling a shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         As of the close of business on _____________, 1999, there were __________ shares of common stock outstanding. Of this amount, __________ shares were Class A shares, ________ shares were Class B shares and _________ shares were Class C shares. To the knowledge of the Fund, the following persons owned of record, or beneficially, 5% or more of the outstanding shares of the Fund as of _______________, 1999:


                                 NO. OF       % of      % of     % of
NAME AND ADDRESS                 SHARES       CLASS A   CLASS B  CLASS C



CUSTODIAN

         State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, acts as the Fund's Custodian for the assets of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities.
Subject to the supervision of the Fund's Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriters, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of stock offered hereby are passed upon by Seward &
Kissel, New York, New York. Seward & Kissel has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, have been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time, the Fund advertises its "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. The Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of the Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purpose of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund's yield for the month ended December 31, 1998, was _____% for Class A shares, ____% for Class B shares and ____% for Class C shares. The Fund's actual distribution rate for such period was ____% for Class A shares, ____% for Class B shares and ____% for Class C shares.

         The average annual total return based on net asset value for each class of shares for the one-, five-and ten-year periods ended December 31, 1998 (or since inception through that date, as noted) was as follows:

                             12 Months
                             Ended     5 Years Ended  10 Years Ended
                             12/31/98  12/31/98       12/31/98
                             _________ _____________  ______________

Class A                      _____%    ______%        _____%

Class B                      _____%    ______%        _____%*

Class C                      _____%    ______%        _____%*

*Inception Dates:            Class B - January 30, 1992
                             Class C - May 3, 1993

         The Fund's yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Yield and total return information is useful in reviewing the Fund's performance but such information may not provide a basis for comparison with bank deposits or other investments which pay a fixed yield for a stated period of time. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions.

         Advertisements quoting performance rankings and ratings of the Fund as measured by financial publications or by independent organizations such as Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. (or compare the Fund's performance to various indices) and advertisements presenting the historical record payment of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers, magazines such as BARRONS, BUSINESS WEEK, CHANGING TIMES, FORTUNE, FORBES, MONEY MAGAZINE, THE NEW YORK TIMES, THE WALL STREET JOURNAL or other media on behalf of the Fund. The Fund has been ranked by Lipper in the category known as "U.S. mortgage bond funds."

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or other financial adviser or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information.
This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

____________________________________________________________

                 REPORT OF INDEPENDENT AUDITORS
                    AND FINANCIAL STATEMENTS
____________________________________________________________

                           APPENDIX A
                   MORTGAGE-RELATED SECURITIES

         Mortgage-related securities represent an ownership interest in a pool of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. The mortgagor's monthly payments to his lending institution are "passed-through" to investors such as the Fund. Most issuers or servicers provide guarantees of payments, regardless of whether or not the mortgagor actually makes the payment. The guarantees made by issuers or servicers are backed by various forms of credit, insurance and collateral.

UNDERLYING MORTGAGES

         Pools consist of whole mortgage loans or participations in loans. The majority of these loans are made to purchasers of 1-4 family homes. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. For example, in addition to fixed-rate fixed-term mortgages, the Fund may purchase pools of variable rate mortgages, growing equity mortgages, graduated payment mortgages and other types.

         All servicers apply standards for qualification to local lending institutions which originate mortgages for the pools. Servicers also establish credit standards and underwriting criteria for individual mortgages included in the pools. In addition, many mortgages included in pools are insured through private mortgage insurance companies.

LIQUIDITY AND MARKETABILITY

         Since the inception of the mortgage-related pass-through security in 1970, the market for these securities has expanded considerably. The size of the primary issuance market and active participation in the secondary market by securities dealers and many types of investors makes government and government-related pass-through pools highly liquid. Private conventional pools of mortgages (pooled by commercial banks, savings and loans institutions and others, with no relationship with government and government-related entities) have also achieved broad market acceptance and consequently an active secondary market has emerged. However, the market for conventional pools is smaller and less liquid than the market for the government and government-related mortgage pools. The Fund may purchase some mortgage-related securities through private placement, in which case only a limited secondary market exists, and the security is considered liquid and therefore subject to investment restriction in the Prospectus.

                           APPENDIX B
                        FUTURES CONTRACTS

USE OF FUTURES CONTRACTS

         Prices of debt securities may be established in both the cash market and the futures market. In the cash market, debt securities are purchased and sold with payment for the full purchase price being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a debt security in the future for a set price on a certain date. Historically, prices established in the futures markets have tended to move generally and in the aggregate in concert with cash market prices and have maintained fairly predictable relationships. The Fund may use interest rate futures solely as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

         The Fund presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling debt securities with long maturities and investing in debt securities with short maturities when interest rates are expected to increase, or conversely, selling short-term debt securities and investing in long-term debt securities when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, such protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Fund, through using futures contracts.

DESCRIPTION OF FUTURES CONTRACTS

         A futures contract sale would create an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. A futures contract purchase would create an obligation by the Fund, as purchaser, to take delivery of the specific type of financial instrument at a specified future time at a specified price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

         Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Fund entering into a futures contract purchase of the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Fund immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Fund pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Fund's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Fund realizes a gain, and if the purchase price exceeds the offsetting sale price, the Fund realizes a loss.

         A public market now exists in futures contracts covering primarily the following financial instruments: long- term United States Treasury Bonds; GNMA modified pass-through mortgage-backed securities; three-month United States Treasury Bills and ninety-day commercial paper. It is expected that other financial instruments will be subject to futures contracts. There is a $100,000 minimum for futures contracts in long-term United States Treasury Bonds and GNMA pass-through securities, and a $1,000,000 minimum for contracts in other kinds of financial instruments. The Fund may invest in interest rate futures contracts covering the financial instruments referred to above as well as in new types of such contracts that become available in the future. As discussed in more detail below, the Fund will invest in interest rate futures contracts covering non- mortgage-related securities in situations where the Adviser believes that the prices of the futures contracts tend to move in concert with prices of mortgage-related securities in the Fund's portfolio.

         The Fund is required to maintain margin deposits with brokerage firms through which it enters into futures contracts. Currently, the initial margin deposit per contract is $1,500 for Treasury Bills and commercial paper and $2,000 for Treasury Bonds and GNMA's. Margin balances will be adjusted at least weekly to reflect unrealized gains and losses on open contracts. In addition, the Fund will pay a commission on each contract, including offsetting transactions. Financial futures contracts are traded in an auction environment on the floors of several exchanges--principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The rules of the CFTC have provided that an entity such as the Fund would not be a "pool" if it traded commodity futures contracts solely for hedging purposes and pursuant to certain specified restrictions. The Fund intends to meet these restrictions, which are set forth in the Prospectus, and therefore the Fund will not operate as a "pool" as that term is defined by the CFTC.

RISKS IN FUTURES CONTRACTS

         One risk in employing futures contracts to protect against cash market price volatility is the prospect that futures prices will correlate imperfectly with the behavior of cash prices. The ordinary spreads between prices in the cash and futures markets, due to differences in the natures of those markets, are subject to distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest trends by the Adviser may still not result in a successful transaction.

         Another risk is that the Adviser would be incorrect in its expectation as to the extent of various interest rate movements or the time span within which the movements take place. Closing out a futures contract purchase at a loss because of higher interest rates will generally have one of two consequences depending on whether, at the time of closing out, the "yield curve" is normal (long-term rates exceeding short-term). If the yield curve is normal, it is possible that the Fund will still be engaged in a program of buying long-term securities. Thus, closing out the futures contract purchase at a loss will reduce the benefit of the reduced price of the securities purchased. If the yield curve is inverted, it is possible that the Fund will retain its investments in short-term securities earmarked for purchase of longer term securities. Thus, closing out of a loss will reduce the benefit of the incremental income that the Fund will experience by virtue of the high short-term rates.

EXAMPLE OF FUTURES CONTRACT SALE

         The Fund would engage in a futures contract sale to maintain the income advantage from continued holding of a long-term security while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. Assume that the market value of a certain security in the Fund's portfolio tends to move in concert with the futures market prices of long-term United States Treasury bonds ("Treasury bonds"). The Fund wishes to fix the current market value of this portfolio security until some point in the future. Assume the portfolio security has a market value of $100, and the Fund believes that, because of an anticipated rise in interest rates, the value will decline to $95. The Fund might enter into futures contract sales of Treasury bonds for a price of $98. If the market value of the portfolio security does indeed decline from $100 to $95, the futures market price for the Treasury bonds might also decline from $98 to $93.

         In that case, the $5 loss in the market value of the portfolio security would be offset by the $5 gain realized by closing out the futures contract sale. Of course, the futures market price of Treasury bonds might well decline to more than $93 or to less than $93 because of the imperfect correlation between cash and futures prices mentioned above.

         The Fund could be wrong in its forecast of interest rates and the futures market price could rise above $98. In this case, the market value of the portfolio securities, including the portfolio security being protected, would increase. The benefit of this increase would be reduced by the loss realized on closing out the futures contract sale.

         If interest rate levels did not change, the Fund, in the above example, could incur a loss of as much as $2 as the time until expiration of the futures contract elapses (which loss might be reduced by an offsetting transaction prior to the settlement date). In each transaction, nominal transaction expenses would also be incurred.

EXAMPLE OF FUTURES CONTRACT PURCHASE

         The Fund would engage in a futures contract purchase when it is not fully invested in long-term securities but wishes to defer for a time the purchase of long-term securities in light of the availability of advantageous interim investments, e.g., short-term securities whose yields are greater than those available on long-term securities. The Fund's basic motivation would be to maintain for a time the income advantage from investing in the short-term securities; the Fund would be endeavoring at the same time to eliminate the effect of all or part of the increases in market price of the long-term securities that the Fund may purchase.

         For example, assume that the market price of a long-term security that the Fund may purchase, currently yielding 10%, tends to move in concert with futures market prices of Treasury bonds. The Fund wishes to fix the current market price (and thus 10% yield) of the long-term security until the time (four months away in this example) when it may purchase the security.

         Assuming the long-term security has a market price of $100, and the Fund believes that, because of an anticipated fall in interest rates, the price will have risen to $105 (and the yield will have dropped to about 9 1/2%) in four months, the Fund might enter into futures contracts purchases of Treasury bonds for a price of $98. At the same time, the Fund would assign a pool of investments in short-term securities that are either maturing in four months or earmarked for sale in four months, for purchases of the long-term security at an assumed market price of $100. Assume these short-term securities are yielding 15%. If the market price of the long-term bond does indeed rise from $100 to $105, the futures market price for Treasury bonds might also rise from $98 to $103. In that case, the $5 increase in the price that the Fund pays for the long-term security would be offset by the $5 gain realized by closing out the futures contract purchase.

         The Fund could be wrong in its forecast of interest rates; long-term interest rates might rise to above 10%, and the futures market price could fall below $98. If short-term rates at the same time fall to 10% or below, it is possible that the Fund would continue with its purchase program for long-term securities. The market prices of available long-term securities would have decreased. The benefit of this price decrease, and thus yield increase, will be reduced by the loss realized on closing out the futures contract purchase.

         If, however, short-term rates remained above available long-term rates, it is possible that the Fund would discontinue its purchase program for long-term securities. The yields on short-term securities in the portfolio, including those originally in the pool assigned to the particular long-term security, would remain higher than yields on long-term bonds. The benefit of this continued incremental income will be reduced by the loss realized on closing out the futures contract purchase.

         In each transaction, nominal transaction expenses would also be incurred.

TAX TREATMENT

         Regulated futures contracts are considered "section 1256 contracts" for U.S. federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market," that is, treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         Any futures contract or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts will constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrecognized gains with respect to the other position in such straddle; that the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); that losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions shall be treated as 60 percent long-term capital loss and 40 percent short-term capital loss; and that losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

____________________________________________________________

                           APPENDIX C
                 CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

    Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of (A) and (B) to be determined by Merrill Lynch in the normal course prior to the date the plan is established as an active plan on Merrill
          Lynch's recordkeeping system (an "Active
          Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                             PART C
                        OTHER INFORMATION

ITEM 23.EXHIBITS:

         (a) (1) Articles of Restatement to Articles of Incorporation of the Registrant dated and filed March 11, 1992 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 30 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the
                   Securities and Exchange Commission on October
                   31, 1997.

              (2) Articles of Amendment of the Articles of Incorporation of the Registrant dated October 27, 1992 and filed November 2, 1992 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 30, 1998.

              (3) Articles of Amendment of the Articles of Incorporation of the Registrant dated December 23, 1992 and filed December 29, 1992 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 30, 1998.

              (4) Articles of Amendment of the Articles of Incorporation of the Registrant dated April 29, 1993 and filed April 30, 1993 -
                   Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 30, 1998.

              (5) Articles Supplementary to the Articles of Incorporation of the Registrant dated September 30, 1996 and filed October 2, 1996 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-

                   1A (File Nos. 2-85921 and 811-3829) filed with the Securities and Exchange Commission on October 31, 1996.

         (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 30 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the
                   Securities and Exchange Commission on October
                   31, 1997

         (c)       Not applicable.

         (d) Advisory Agreement between Registrant and Alliance Capital Management L.P. - Incorporated by reference to Exhibit 5 to Post-Effective Amendment No. 30 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 31, 1997.

         (e) (1) Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. - Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 30 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 31, 1997.

              (2)  Amendment to the Distribution Services
                   Agreement between the Registrant and Alliance Fund Distributors, Inc. dated June 4, 1996 - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A (File Nos. 28921 and 811-3829) filed with the Securities and Exchange Commission on October 31, 1996.

              (3) Amended Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares to Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 30 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 31, 1997.

              (4) Amended Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares to Registrant - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 30 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 31, 1997.

         (f)       Not applicable.

         (g) Custodian Contract between the Registrant and State Street Bank and Trust Company - Incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 30 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 31, 1997.

         (h) Transfer Agency Agreement between Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 30, 1998.

         (i) Opinion and Consent of Seward & Kissel Incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 29 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85931 and 811-03829) filed with the Securities and Exchange Commission on May 9, 1997.

         (j)       Not applicable.

         (k)       Not applicable.

         (l)       Not applicable.

         (m)       Rule 12b-1 Plan - See Exhibit (e)(1) above.

         (n)       Not applicable.

         (o)       Amended and Restated Rule 18f-3 Plan -
                   Incorporated by reference to Exhibit 18(a) to

                   Post-Effective Amendment No. 27 of
                   Registrant's Registration Statement on Form
                   N-1A (File Nos. 2-85921 and 811-3829) filed
                   with the Securities and Exchange Commission on October 31, 1996.

         Other Exhibits:

              Powers of Attorney of Ruth S. Block, John D.
              Carifa, David H. Dievler, John H. Dobkin, William
              H. Foulk, Jr., James M. Hester, Clifford L. Michel and Donald J. Robinson - Incorporated by reference to Other Exhibits to Post-Effective Amendment No. 32 of the Registrant's Registration Statement on Form N-1A (File Nos. 2-85921 and 811-03829) filed with the Securities and Exchange Commission on October 30, 1998.


ITEM 24. Persons Controlled by or under Common Control with the
         Fund.

         None.

ITEM 25. Indemnification

         It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a)(1) and Section 10 of the Distribution Services Agreement filed as Exhibit
         (e)(1), all as set forth below. The Advisers liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement filed as Exhibit (d), as set forth below.

         SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW
    READS AS FOLLOWS:

              "2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS,
         EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

              (1) "Directors" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (2) "Corporation" includes any domestic or foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessors existence ceased upon consummation of the transaction.

              (3) "Expenses" include attorney's fees.

              (4) "Official capacity" means the following:

                   (i) When used with respect to a director, the office of director in the corporation; and

                   (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                   (iii)  "Official capacity" does not include
         service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

              (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

              (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

              (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

              (i)  The act or omission of the director was
         material to the matter giving rise to the proceeding;
         and

                   1.   Was committed in bad faith; or

                   2.   Was the result of active and deliberate
                        dishonesty; or

              (ii) The director actually received an improper personal benefit in money, property, or services; or

              (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

              (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

              (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

              (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                   (ii)  The termination of any proceeding by
         conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                   (c)  A director may not be indemnified under
         subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                   (d)  Unless limited by the charter:

                   (1)  A director who has been successful, on
         the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                   (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                   (i)  If it determines a director is entitled
         to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                   (ii)  If it determines that the director is
         fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
         (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                   (3)  A court of appropriate jurisdiction may
         be the same court in which the proceeding involving the director's liability took place.

              (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                 (2)  Such determination shall be made:

                   (i)  By the board of directors by a majority
         vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                   (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

                   (iii) By the stockholders.

                (3)  Authorization of indemnification and
         determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

              (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                   (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

                   (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

              (2) The undertaking required by subparagraph (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

              (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

              (g)  The indemnification and advancement of
         expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

              (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

              (i)  For purposes of this section:

              (1)  The corporation shall be deemed to have
         requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

              (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

              (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

              (j)  Unless limited by the charter:

              (1)  An officer of the corporation shall be
         indemnified as and to the extent provided in subsection
         (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection
         (d);

              (2)  A corporation may indemnify and advance
         expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

              (3) A corporation, in addition, may indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

              (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such persons position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

              (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

              (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

              (1)   Any indemnification of, or advance of
         expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders meeting or prior to the meeting."

         ARTICLE EIGHTH OF THE REGISTRANTS ARTICLES OF
    INCORPORATION READS AS FOLLOWS:

              EIGHTH: To the maximum extent permitted by the General Corporation Law of the State of Maryland as from time to time amended, the Corporation shall indemnify its currently acting and its former directors and officers and those persons who, at the request of the Corporation, serve or have served another corporation, partnership, joint venture, trust or other enterprise in one or more of such capacities.

              The Advisory Agreement between the Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect, or purport to protect, Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its obligations or duties thereunder.

              The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement or Prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, provided that nothing therein shall be so construed as to protect Alliance Fund Distributors against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations or duties thereunder.

              The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, Registrant's By-laws, the Advisory Agreement between the Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed as Exhibits (a)(1), (d) and (e)(1), respectively in response to Item 23 and each of which are incorporated by reference herein.

              Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

              In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.


ITEM 26. Business and Other Connections of Adviser.

         The descriptions of Alliance Capital Management L.P.
         under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional
         Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

         The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.

ITEM 27. Principal Underwriters

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. also acts as Principal Underwriter or Distributor for the following investment companies:

         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China 97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Institutional Funds, Inc.
         Alliance Institutional Reserves, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance Select Investor Series, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Fund, Inc.

         The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary
                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Karen J. Bullot             Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President

Jamie A. Atkinson           Vice President

Benji A. Baer               Vice President

Kenneth F. Barkoff          Vice President

Casimir F. Bolanowski       Vice President

Michael E. Brannan          Vice President

Timothy W. Call             Vice President

Kevin T. Cannon             Vice President

John R. Carl                Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

John W. Cronin              Vice President

Richard W. Dabney           Vice President

Stephen J. Demetrovits      Vice President

John F. Dolan               Vice President

John C. Endahl              Vice President

Sohaila S. Farsheed         Vice President

Shawn C. Gage               Vice President

Joseph C. Gallagher         Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Alex G. Garcia              Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Scott F. Heyer              Vice President

Timothy A. Hill             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Richard D. Keppler          Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Henry Michael Lesmeister    Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Jerry W. Lynn               Vice President

Christopher J. MacDonald    Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

Jeffrey P. Mellas           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Nicole Nolan-Koester        Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

David E. Willis             Vice President

Emilie D. Wrapp             Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Patrick Look                Assistant Vice
                            President and
                            Assistant Treasurer

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Charles M. Barrett          Assistant Vice
                            President

Robert F. Brendli           Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Russell R. Corby            Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

John E. English             Assistant Vice
                            President

Duff C. Ferguson            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President

Michael Laino               Assistant Vice
                            President

Nicholas J. Lapi            Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Richard J. Olszewski        Assistant Vice
                            President

Catherine N. Peterson       Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Gayle S. Stamer             Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Vincent T. Strangio         Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice
                            President

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President

Christopher J. Zingaro      Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

       (c)   Not applicable.

ITEM 28. Location of Accounts and Records.

         The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094, and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, 225 Franklin Street, Boston, Massachusetts 02110. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

ITEM 29. Management Services.

         Not applicable.

ITEM 30. Undertakings

         The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest report to shareholders, upon request and without charge.

         The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section 16 of the Investment Company Act of 1940.

                            SIGNATURE

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 22nd day of December, 1998

                             ALLIANCE MORTGAGE SECURITIES
                                INCOME FUND, INC.


                             by /s/John D. Carifa
                                _______________________
                                   John D. Carifa
                                  Chairman and President

         Pursuant to the requirements of the Securities Act of 1933 this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

SIGNATURE                   TITLE                    DATE

1)  Principal
    Executive Officer

    /s/John D. Carifa        Chairman and
    ___________________       President         December 22, 1998
       John D. Carifa

2)  Principal Financial
    and Accounting Officer

    /s/Mark D. Gersten       Treasurer and      December 22, 1998
    _______________________  Chief
       Mark D. Gersten       Financial Officer

3)  ALL OF THE DIRECTORS

    Ruth Block
    John D. Carifa
    David H. Dievler
    John H. Dobkin
    William H. Foulk, Jr.
    James M. Hester
    Clifford L. Michel
    Donald J. Robinson


by /s/Edmund P. Bergan, Jr.                     December 22, 1998
    _________________________
    (Attorney-in-fact)
    Edmund P. Bergan, Jr.

                       INDEX TO EXHIBITS


 None.

















































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